The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.

Please see the Funds' privacy notice on page 43.

[LOGO]

PROVIDENT INVESTMENT COUNSEL FUNDS

     BALANCED FUND A

     GROWTH FUNDS A AND B

     MID CAP FUNDS A, B AND C

     SMALL COMPANY GROWTH FUNDS A, B AND C

     TECHNOLOGY FUND A


PROSPECTUS
FEBRUARY 28, 2001

Contents

Key Facts                           3    An Overview of the Funds

                                    3    Risk/Return Summary

                                    3    The Principal Goals, Strategies and
                                         Risks of the Funds

                                    7    Who May Want to Invest

                                    8    Performance

                                   13    Fees and Expenses

                                   16    Structure of the Funds and the
                                         Portfolios

                                   17    More Information About the Funds'
                                         Investments, Strategies and Risks

                                   21    Management

                                   21    The Advisor's Historical Performance
                                         Data

Your Account                       24    Ways to Set Up Your Account

                                   25    Calculation of Net Asset Value

                                   25    Deciding Which Fee Structure is Best
                                         for You

                                   27    Distribution (12b-1) Plans

                                   27    Shareholder Services Plan

                                   28    How to Buy Shares

                                   28    How to Sell Shares

                                   30    Important Redemption Information

                                   31    Investor Services

Shareholder Account Policies       32    Dividends, Capital Gains and Taxes

                                   32    Distribution Options

                                   32    Understanding Distributions

                                   32    Transaction Details

                                   35    Financial Highlights

Prospectus                              2

KEY FACTS

AN OVERVIEW OF THE FUNDS

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Funds' Advisor. PIC is now an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking business.

STRUCTURE: Unlike most mutual funds, each Fund's investment in portfolio securities is indirect. A Fund first invests all of its assets in a PIC Portfolio. The PIC Portfolio, in turn, acquires and manages individual securities. Each Fund has the same investment objective as the PIC Portfolio in which it invests. This is often referred to as a master-feeder fund structure. Investors should carefully consider this investment approach.

The Balanced Fund A (the "Balanced Fund") has the same investment objective and invests in the PIC Balanced Portfolio. The Technology Fund A (the "Technology Fund") has the same investment objective and invests in the PIC Technology Portfolio. The Growth Fund A and Growth Fund B (the "Growth Funds") have the same investment objective and invest in the PIC Growth Portfolio. The Mid Cap Fund A, Mid Cap Fund B and Mid Cap Fund C (the "Mid Cap Funds") have the same investment objective and invest in the PIC Mid Cap Portfolio. The Small Company Growth Fund A, Small Company Growth Fund B and Small Company Growth Fund C (the "Small Company Growth Funds") have the same investment objective and invest in the PIC Small Cap Portfolio.

For reasons relating to costs or a change in investment goal, among others, each Fund could switch to another pooled investment company or decide to manage its assets itself. None of the Funds in this Prospectus is currently contemplating such a move.

RISK/RETURN SUMMARY

THE PRINCIPAL GOALS, STRATEGIES AND RISKS OF THE FUNDS

BALANCED FUND

GOAL: Total return-- that is, a combination of income and capital growth, while preserving capital.

STRATEGY: The Balanced Fund invests, through the PIC Balanced Portfolio, in a combination of growth stocks and high quality bonds. Although the percentage of assets allocated between equity and fixed-income securities is flexible, depending on market conditions, PIC expects that between 25% and 75% of the Balanced Portfolio's assets will be invested in either equity securities or fixed-income securities. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Balanced Portfolio's assets in small, medium and large companies. The Balanced Portfolio will invest only in fixed-income securities that have been rated investment grade by a nationally recognized statistical rating agency, or are the unrated

                                        3                             Prospectus
equivalent. The Balanced Portfolio does not stress investments in fixed-income securities of any particular maturity. In selecting fixed-income securities, PIC examines the relationship between long-term and short-term interest rates and the current economic environment.

RISKS: These primary investment risks apply to the Fund: market, bond, small and medium company and high portfolio turnover. See page 5 for these risks and primary investment risks common to all the Funds.

GROWTH FUNDS

GOAL: Long term growth of capital.

STRATEGY: The Growth Funds invest in the PIC Growth Portfolio. The Growth Portfolio invests at least 65% of its assets in growth stocks. PIC defines growth stocks as the stocks of those companies with high rates of growth in sales and earnings, strong financial characteristics, a proprietary product, industry leadership, significant management ownership and well thought out management goals, plans and controls. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Growth Portfolio's assets in small and medium companies. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the domestic equity market in general.

RISKS: These primary investments risks apply to the Funds: market and small and medium company. See page 5 for these risks and primary investment risks common to all of the Funds.

MID CAP FUNDS

GOAL: Long term growth of capital.

STRATEGY: The Mid Cap Funds invest in the PIC Mid Cap Portfolio. The Mid Cap Portfolio invests at least 65% of its assets primarily in the common stock of medium-sized companies at time of initial purchase. Medium-sized companies are those whose market capitalizations at the time of initial purchase are $1 billion to $20 billion and/or those securities included in the Russell Midcap Growth Index. In selecting investments, PIC does an analysis of individual companies and invests in those medium-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

RISKS: These primary investment risks apply to the Funds: market, small and medium company and high portfolio turnover. See page 5 for these risks and primary investment risks common to all of the Funds.

SMALL COMPANY GROWTH FUNDS

GOAL: Long term growth of capital.

STRATEGY: The Small Company Growth Funds invest in the PIC Small Cap Portfolio. The Small Cap Portfolio invests at least 65% of its assets primarily in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization or annual revenues at the time of initial purchase are $50 million to $2 billion. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

Prospectus                              4

RISKS: These primary investment risks apply to the Funds: market, small and medium company and high portfolio turnover. See below for these risks and primary investment risks common to all of the Funds.

TECHNOLOGY FUND

GOAL: Long term growth of capital.

STRATEGY: The Technology Fund invests in the PIC Technology Portfolio. The Technology Portfolio invests at least 65% of its assets in the common stock of companies in the information technology sector of all sizes - ranging from companies with market capitalizations of $200 million to more than $200 billion. For this purpose, the "information technology sector" means companies that PIC considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission or presentation of information or data (such as, for example, computer hardware and software, and telecommunications products and services).

In selecting investments, PIC does an analysis of individual companies and invests in those companies which it believes are currently experiencing earnings and revenue growth above the average of their sector peers and the equity market in general (as represented by the Standard & Poor's 500 Stock Price Index). PIC may also, to a limited degree, analyze new or unseasoned companies, including companies making initial public offerings. From time to time, the Portfolio may also sell securities short when PIC's analysis indicates that a company's stock price may decrease. The Portfolio is "non-diversified" and may invest more of its assets in fewer issuers than a "diversified" investment company.

RISKS: These primary investment risks apply to the Funds: market, technology sector, IPO, short sales, non-diversified, small and medium company and high portfolio turnover. See page 6 for these risks and primary investment risks common to all of the Funds.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

By itself, no Fund is a complete, balanced investment plan. And no Fund can guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in any of the Funds. For example, the following risks could affect the value of your investment:

MARKET RISK: The value of each Portfolio's investments will vary from day to day. The value of the Portfolios' investments generally reflects market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

SMALL AND MEDIUM COMPANY RISK:

Each Portfolio may invest in the securities of small and medium-sized companies. In addition, the Mid Cap Portfolio primarily invests in the securities of medium-sized companies and the Small Cap Portfolio primarily invests in the securities of small-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

                                        5                             Prospectus

FOREIGN SECURITIES: Each Portfolio may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Portfolio's investments and its ability to enforce contracts.

BOND RISK: The Balanced Portfolio invests in bonds. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition. To the extent the Portfolio invests in mortgage-backed securities, it will be subject to prepayment risk. When interest rates decline, mortgagees often prepay the principal on these securities which may significantly lower their yield.

TECHNOLOGY SECTOR RISK: Each Portfolio may invest in the securities of companies in the information technology sector. In addition, the Technology Portfolio concentrates its investments in the information technology sector. Market or economic factors impacting that sector could have a major effect on the value of the Portfolio's investments. Stock prices of technology companies are particularly vulnerable to rapid changes in technology product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to have high price/earnings ratios and to be more volatile than the overall market.

IPO RISK: The Technology Portfolio may invest in companies making initial public offerings ("IPOs"). These involve a high degree of risk not normally associated with more seasoned companies. They generally have limited operating histories, and their prospects for future profitability are uncertain. They often are engaged in new and evolving businesses, may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth, and require significant additional capital. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal

Prospectus                              6
shareholders. Stock prices of IPOs can also be highly unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

SHORT SALES RISK: The Technology Portfolio may make short sales of securities. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain realized will be decreased and the amount of any loss will be increased by any dividends or interest the Portfolio may be required to pay in connection with the short sale.

NON-DIVERSIFIED RISK: The Technology Portfolio may invest more of its assets in fewer issuers than many other funds. It will be more susceptible to adverse developments affecting any single issuer than other funds, which could result in greater losses than a diversified fund.

PORTFOLIO TURNOVER RISK: The Funds may experience high portfolio turnover. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

WHO MAY WANT TO INVEST

The Balanced Fund may be appropriate for investors who seek long-term total return, but hope to see less fluctuation in the value of their investment.

The Technology Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of technology companies, but are willing to accept the greater risk of investing in such companies.

The Growth Funds may be appropriate for investors who are seeking capital appreciation through a diversified portfolio of securities of companies of any size, but are willing to accept the greater risk of investing in growth stocks.

The Mid Cap Funds may be appropriate for investors who are seeking capital appreciation through a portfolio of medium-size companies and are willing to accept the greater risk of investing in such companies.

The Small Company Growth Funds may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                        7                             Prospectus

PERFORMANCE

The following performance information indicates some of the risks of investing in the Funds. The bar charts show how each Fund's total return has varied from year to year. The tables show each Fund's average return over time compared with broad-based market indices. The bar charts do not reflect sales charges, which would lower the returns shown. This past performance will not necessarily continue in the future. Because the Funds C and the Technology Fund A have been in operation for less than a full calendar year, their total return bar charts and performance tables have not been included.

Prospectus                              8

                                 Balanced Fund A
                        Calendar Year Total Returns (%)

    93        94        95        96        97        98        99        00
  ------    ------    ------    ------    ------    ------    ------    ------
   2.69      -3.13     22.31     15.56     22.32     31.12     21.39    -13.72

Best quarter: up 19.31%, 4th quarter 1999
Worst quarter: down -15.51%, 4th quarter 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                                 Since Inception
                                             1 Year    5 Years    June 11, 1992
                                             ------    -------    -------------
Balanced Fund A+                             -18.68%    12.84%        11.25%
Lipper Balanced Fund Index*                    2.41     11.80         11.53
S&P 500 Index**                               -9.11     18.33         16.93
Lehman Brothers Government/
  Credit Bond Index***                        11.85      6.24          7.33
S&P 500 Index (60%) and Lehman Brothers
  Government/Credit Bond Index (40%)****      -0.92     13.69         13.16

----------
+    Includes maximum sales charge.
* The Lipper Balanced Fund Index is a net asset value weighted index of the 30 largest funds within Lipper's Balanced Fund investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates and includes adjustments for brokerage, custodian and advisory fees. The funds in this Index have a similar investment objective as the Balanced Fund.
** The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.
*** The Lehman Brothers Government/Credit Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are re-balanced monthly by market capitalization.
**** These figures represent a blend of the performance of both the S&P 500
     Index (60%) and the Lehman Brothers Government/Credit Bond Index (40%) rebalanced monthly.

                                        9                             Prospectus

                                  Growth Fund A
                         Calendar Year Total Returns (%)

                        98             99             00
                      ------         ------         ------
                       39.16          34.35         -25.84

Best quarter: up 28.97%, 4th quarter 1999
Worst quarter: down -24.92%, 4th quarter 2000

                                  Growth Fund B
                         Calendar Year Total Returns (%)

                                       00
                                     ------
                                     -26.60

Best quarter: up 6.30%, 1st quarter 2000
Worst quarter: down -25.17%, 4th quarter 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                               Growth Fund A      Growth Fund B
                                              Since Inception    Since Inception
                                    1 Year    February 3, 1997    March 31, 1999
                                    ------    ----------------    --------------
Growth Fund A+                      -30.10%        11.52%               N/A
Growth Fund B+                      -30.27           N/A              -6.95%
S&P 500 Index*                       -9.11         15.76               2.71
Russell 1000 Growth Index**         -22.42         15.31              -1.65

----------
+    Includes maximum sales charge.
* The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.
** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

Prospectus                             10

                                 Mid Cap Fund A
                        Calendar Year Total Returns (%)

                        98             99             00
                      ------         ------         ------
                       26.30          83.33          12.96

Best quarter: up 56.66%, 4th quarter 1999
Worst quarter: down -23.41%, 4th quarter 2000

                                 Mid Cap Fund B
                        Calendar Year Total Returns (%)

                                       00
                                     ------
                                      12.18

Best quarter: up 26.22%, 1st quarter 2000
Worst quarter: down -23.69%, 4th quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                              Mid Cap Fund A      Mid Cap Fund B
                                             Since Inception     Since Inception
                                  1 Year    December 31, 1997     March 31, 1999
                                  ------    -----------------     --------------
Mid Cap Fund A+                     6.46%         35.05%                N/A
Mid Cap Fund B+                     7.18            N/A               44.44%
Russell Midcap Growth Index*      -11.75          16.30               15.66

----------
+    Includes maximum sales charge.
* The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 Index's total market capitalization. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

                                       11                             Prospectus

                           Small Company Growth Fund A
                         Calendar Year Total Returns (%)

                        98             99             00
                      ------         ------         ------
                       5.26           90.87         -17.23

Best quarter: up 59.44%, 4th quarter 1999
Worst quarter: down -24.84%, 3rd quarter 1998

                           Small Company Growth Fund B
                         Calendar Year Total Returns (%)

                                       00
                                     ------
                                     -18.07

Best quarter: up 18.54%, 1st quarter 2000
Worst quarter: down -23.32%, 4th quarter 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                Small Company     Small Company
                                                Growth Fund A     Growth Fund B
                                               Since Inception   Since Inception
                                    1 Year    February 3, 1997    March 31, 1999
                                    ------    ----------------    --------------
Small Company Growth Fund A+        -21.89%        11.87%               N/A
Small Company Growth Fund B+        -22.17           N/A              40.53%
Russell 2000 Growth Index*          -22.43          5.66               7.14

----------
+    Includes maximum sales charge.
* The Russell 2000 Growth Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization but does not include adjustments for brokerage, custodian and advisory fees. The Russell 3000 Index is composed of 3,000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains those Russell 2000 Index securities with a greater-than average growth orientation.

Prospectus                             12

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                    Provident     Provident      Provident
                                                    Investment    Investment    Investment
                                                     Counsel       Counsel        Counsel
                                                     Funds A       Funds B        Funds C
                                                     -------       -------        -------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                  5.75%         None           None
Maximum deferred sales (load) charge
  (as a percentage of purchase or sale price
  whichever is less)                                   None          5.00%          1.00%
Redemption fee                                         None*         None           None
Exchange fee                                           None          None           None

----------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

                                       13                             Prospectus

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

                                                                          Small
                                                                         Company
                                         Balanced    Growth    Mid Cap    Growth    Technology
                                          Fund A     Fund A    Fund A     Fund A      Fund A
                                          ------     ------    ------     ------      ------
Management Fee (paid by the Portfolio)     0.60%      0.80%     0.70%      0.80%       0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                       0.25%      0.25%     0.25%      0.25%       0.25%
Other Expenses (paid by the Fund
  and the Portfolio)                       0.73%      1.06%     0.89%      0.48%       1.95%
Administration Fee to PIC
  (paid by the Fund)                       0.20%      0.20%     0.20%      0.20%       0.20%
Shareholder Services Fee
  (paid by the Fund)                       0.15%      0.15%     0.15%      0.15%       0.15%
                                          -----      -----     -----      -----       -----
Total Annual Fund Operating Expenses       1.93%      2.46%     2.19%      1.88%       3.35%
Expense Reimbursements **                 (0.88%)    (1.11%)   (0.80%)    (0.43%)     (1.75%)
                                          -----      -----     -----      -----       -----
Net Expenses                               1.05%      1.35%     1.39%      1.45%       1.60%
                                          =====      =====     =====      =====       =====

                                                                          Small
                                                                         Company
                                                   Growth     Mid Cap     Growth
                                                   Fund B     Fund B      Fund B
                                                   ------     ------      ------
Management Fee (paid by the Portfolio)              0.80%      0.70%      0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                                1.00%      1.00%      1.00%
Other Expenses (paid by the Fund
  and the Portfolio)                                4.76%      1.85%      5.89%
Administration Fee to PIC
  (paid by the Fund)                                0.20%      0.20%      0.20%
                                                   -----      -----      -----
Total Annual Fund Operating Expenses                6.76%      3.75%      7.89%
Expense Reimbursements **                          (4.66%)    (1.61%)    (5.59%)
                                                   -----      -----      -----
Net Expenses                                        2.10%      2.14%      2.30%
                                                   =====      =====      =====

----------
* The tables above and the Examples below reflect the expenses of the Funds and the Portfolios.
** Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses until March 1, 2011. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

Prospectus                             14

                                                                        Small
                                                                       Company
                                                          Mid Cap       Growth
                                                           Fund C       Fund C
                                                           ------       ------
Management Fee (paid by the Portfolio)                      0.70%         0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                                        1.00%         1.00%
Other Expenses (paid by the Fund
  and the Portfolio)                                       14.60%       118.32%
Administration Fee to PIC
  (paid by the Fund)                                        0.20%         0.20%
                                                          ------       -------
Total Annual Fund Operating Expenses                       16.50%       120.32%
Expense Reimbursements **                                 (14.36%)     (118.02%)
                                                          ------       -------
Net Expenses                                                2.14%         2.30%
                                                          ======       =======

----------
* The tables above and the Examples below reflect the expenses of the Funds and the Portfolios.
** Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses until March 1, 2011. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

EXAMPLES: These examples will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that each Fund's annual return is 5% , that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
Balanced Fund A                             $676     $  890    $1,121    $1,784
Growth Fund A                               $705     $  978    $1,272    $2,105
Growth Fund B                               $713     $  958    $1,329    $2,431
Mid Cap Fund A                              $708     $  990    $1,292    $2,148
Mid Cap Fund B                              $717     $  970    $1,349    $2,472
Mid Cap Fund C                              $317     $  670    $1,149    $2,472
Small Company Growth Fund A                 $714     $1,007    $1,322    $2,210
Small Company Growth Fund B                 $733     $1,018    $1,430    $2,636
Small Company Growth Fund C                 $333     $  718    $1,230    $2,366
Technology Fund A                           $728     $1,051       N/A       N/A

                                       15                             Prospectus

You would pay the following expenses if you did not redeem your shares:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
Balanced Fund A                             $676     $  890    $1,121    $1,784
Growth Fund A                               $705     $  978    $1,272    $2,105
Growth Fund B                               $213     $  658    $1,129    $2,431
Mid Cap Fund A                              $708     $  990    $1,292    $2,148
Mid Cap Fund B                              $217     $  670    $1,149    $2,472
Mid Cap Fund C                              $217     $  670    $1,149    $2,472
Small Company Growth Fund A                 $714     $1,007    $1,322    $2,210
Small Company Growth Fund B                 $233     $  718    $1,230    $2,636
Small Company Growth Fund C                 $233     $  718    $1,230    $2,636
Technology Fund A                           $728     $1,051       N/A       N/A

STRUCTURE OF THE FUNDS AND THE PORTFOLIOS

Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

A Portfolio may sell its shares to other funds and institutions as well as to a Fund. All who invest in a Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Funds' prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

Prospectus                             16

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS, STRATEGIES AND RISKS

As described earlier, each Fund invests all of its assets in a PIC Portfolio. This section gives more information about how the PIC Portfolios invest.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Each Portfolio invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

In determining whether to sell a security, PIC considers the following: (a) a fundamental change in company or industry outlook; (b) the company has met or exceeded PIC's price target; (c) a review of stocks that have declined 15% from a recent high or purchase price; (d) a review of bottom decile performers; (e) a review of relative price/earnings ratios for over valuation to forward earnings; and (f) a sector is being de-emphasized. These considerations are based on PIC's research, including analytical procedures, market research and, although not always possible, meetings or discussions with management of the company.

Each Portfolio, other than the Technology Portfolio, seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests each Portfolio's assets according to its investment strategy. However, each Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, a Fund would not be seeking its investment objective.

                                       17                             Prospectus

PROVIDENT INVESTMENT COUNSEL BALANCED FUND

The Balanced Fund seeks total return while preserving capital by investing in the PIC Balanced Portfolio. The Balanced Portfolio will attempt to achieve total return through investments in equity and fixed-income securities. The Portfolio's investments in equity securities will principally be in shares of common stock. Although the Portfolio will invest a minimum of 25% of its total assets in fixed-income securities, the percentage of assets allocated between fixed-income and equity securities is flexible.

In selecting investments for the Balanced Portfolio, PIC will include the common stock of companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market general. The Balanced Portfolio will invest in a range of small, medium and large companies.

The Balanced Portfolio will also invest at least 25%, and may invest up to 70%, of its total assets in fixed-income securities, both to earn current income and to achieve gains from an increase in the value of the fixed-income securities. The types of fixed-income securities in which the Balanced Portfolio will invest include U.S. dollar denominated corporate debt securities and U.S. Government securities. The Balanced Portfolio will invest only in fixed-income securities that are rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. Lower-rated securities have higher credit risks. In selecting fixed-income securities, PIC does not stress any particular target maturity. Rather, the Balanced Portfolio will invest in any maturity PIC deems the most favorable at the time.

Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term fixed-income securities are generally more sensitive to interest rate changes than short-term fixed-income securities. In general, prices of fixed-income securities rise when interest rates fall, and vice versa.

In selecting fixed-income securities, PIC does not base its investment decisions on forecasts of future interest rates or economic events. Rather, in selecting fixed-income securities for the Balanced Portfolio, PIC examines the relationship between long-term and short-term interest rates, taking into account historical relationships and the current economic environment. PIC seeks to identify sectors and individual securities within certain sectors, which it has determined are undervalued. PIC's analysis takes into account historical data and current market conditions.

PROVIDENT INVESTMENT COUNSEL GROWTH FUNDS

The Growth Funds seek long term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in shares of common stock. Under normal circumstances, the Growth Portfolio will invest at least 65% of its assets in shares of common stock. In selecting investments for the Growth Portfolio, PIC will include companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the stock market in general.

Prospectus                             18

PROVIDENT INVESTMENT COUNSEL MID CAP FUNDS

The Mid Cap Funds seek long term growth of capital by investing in the PIC Mid Cap Portfolio, which in turn invests primarily in the common stock of medium-sized companies.

PIC will invest at least 65%, and normally at least 95%, of the Mid Cap Portfolio's total assets in these securities. The Mid Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However they tend to involve less risk than stocks of small companies.

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUNDS

The Small Company Growth Funds seek long term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in the common stock of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

PROVIDENT INVESTMENT COUNSEL TECHNOLOGY FUND

The Technology Fund seeks long term growth of capital by investing in the PIC Technology Portfolio. The Technology Portfolio invests primarily in the common stock of companies in the information technology sector of all sizes--ranging from companies with market capitalizations of $200 million to more than $200 billion. For this purpose, the "information technology sector" means companies that PIC considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission or presentation of information or data. This includes a wide range of products and services, such as:

* computer hardware and software of any kind, including semiconductors, minicomputers, and peripheral equipment

*    telecommunications products and services

* multimedia products and services, including goods and services used in the broadcast and media industries

*    data processing products and services, and

                                       19                             Prospectus

* internet companies and other companies engaged in or providing products or services for e-commerce.

PIC considers a company to be principally engaged in the information technology sector if at the time of investment PIC determines that (i) a significant portion of the company's assets, gross income, net profits or growth rate are committed to or derived from the sector, or (ii) the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in the sector. PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Fund is "non-diversified" and may invest more of its assets in fewer issuers than many other funds.

Investing in technology companies may involve greater risk than investing in other industries. Stock prices of such companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The value of the Fund's shares will also be more susceptible to adverse developments affecting any single portfolio investment than more diversified funds.

Most companies making initial public offerings involve a high degree of risk not normally associated with more seasoned companies. They generally have limited operating histories, and their prospects for future profitability are uncertain. They often are engaged in new and evolving businesses, and are particularly vulnerable to the technology sector risks described above. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth, and require significant additional capital. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. The Portfolio may be unable to purchase such shares directly from the underwriters at the offering price, and may be required to purchase the shares in the aftermarket at substantially higher prices, making it more difficult for the Portfolio to make a profit. The Portfolio may be required to agree to contractual restrictions on its resale of certain IPOs for periods ranging from 30 to 180 days after the initial public offering, during which the Portfolio may not be able to sell the shares even if their value declines as a result of adverse market movements.

The Portfolio invests primarily in securities of U.S. issuers, but may invest up to 25% of its total assets in foreign securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

The Portfolio may engage in short sales of securities. Although PIC does not intend that short sales of securities will be a consistent investment strategy,

Prospectus                             20
it believes that this greater short sale flexibility is desirable in view of the volatile markets in the technology sector. In a short sale, the Portfolio sells stocks which it does not own, making delivery with securities borrowed from a broker. The Portfolio must replace the borrowed security by purchasing it at the market price at the time of replacement (which can range from one day to more than a year). Until the security is replaced, the Portfolio pays the broker a negotiated portion of any dividends or interest which accrue during the period of the loan, and segregates assets sufficient to cover the repurchase price.

Although the annual portfolio turnover rate of the Portfolio will generally not exceed 100%, it may from time to time be as high as 200%. As described above, this has the potential to result in higher capital gains and tax liability for shareholders, and higher transaction costs which could negatively affect the Fund's performance.

MANAGEMENT

PIC is the advisor to the PIC Portfolios, in which the respective Funds invest. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for each Portfolio, including determining which securities should be bought and sold.

Each Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. As a percentage of average daily net assets the Technology Portfolio pays PIC an annual fee of 0.80%. Last year, as a percentage of average daily net assets, the Balanced Portfolio paid PIC 0.33%, net of waiver; the Growth Portfolio paid 0.80%, net of waiver; the Mid Cap Portfolio paid 0.38%, net of waiver; and the Small Cap Portfolio paid 0.80%.

THE ADVISOR'S HISTORICAL PERFORMANCE DATA

The investment results presented below are not the results of the Funds. They are for composites of all accounts managed by PIC with substantially similar investment objectives and strategies to the Funds. The data is provided to illustrate the past performance of PIC in managing substantially similar accounts as measured against market indices and does not represent the performance of any of the Funds. You should not consider this performance data as an indication of future performance of any of the Funds or of PIC.

Composite results have been prepared in accordance with industry standards. Returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns do not reflect investment management fees and other operating expenses paid by the accounts in the composites. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The composites' returns are calculated on a time-weighted basis.

                                       21                             Prospectus

These composites are unaudited and are not intended to predict or suggest the returns that might be expected for the Funds. Figures reflect average annual returns. Average annual total returns show that cumulative total returns for a stated time period (i.e., 1, 3, 5 or 10 years) have been annualized over the period. You should note that the Funds will compute and disclose average annual return using the standard formula set forth in SEC rules, which differs in certain respects from the methodology used below to calculate PIC's performance. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods, from inception. The calculation provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The formula requires that returns to be shown for the Funds will be net of advisory fees as well as any maximum applicable sales charges and all other Fund operating expenses.

The accounts included in the composites are not mutual funds and are not subject to the same rules and regulations imposed by the 1940 Act and the Internal Revenue Code (for example, diversification and liquidity requirements and restrictions on transactions with affiliates) as the Funds. In addition, the operating expenses incurred by the private accounts are lower than the anticipated operating expenses of the Funds and, accordingly, the performance results of the composites are greater than what the Funds' performance would have been. The Indices are not managed and do not pay any fees or expenses.

Prospectus                             22

PERFORMANCE ENDED DECEMBER 31, 2000

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
PIC Balanced Composite                    (13.70)%   11.71%    14.86%    15.28%
Lipper Balanced Fund Index(1)               2.41      8.69     11.80     12.45
S&P 500 Index(2)                           (9.11)    12.26     18.33     17.46

Lehman Brothers Government/
  Credit Bond Index(3)                     11.85      6.21      6.24      8.00

S&P 500 Index (60%)/Lehman Brothers
  Government/Credit Bond Index (40%)(4)    (0.92)    10.23     13.69     13.81

PIC Large Cap Growth Equity Composite     (27.07)%   11.69%    16.95%    17.80%
S&P 500 Index(2)                           (9.11)    12.26     18.33     17.46
Russell 1000 Growth Index(5)              (22.42)    12.74     18.15     17.33

PIC Mid Cap Growth Equity Composite        12.08%    37.30%    27.11%    24.63%
Russell Midcap Growth Index(6)            (11.75)    16.32     17.77     18.10

PIC Small Cap Growth Composite            (15.85)%   18.90%    14.82%    22.27%
Russell 2000 Growth Index(7)              (22.43)     3.96      7.14     12.80

----------
(1) The Lipper Balanced Fund Index is a net asset value weighted index of the 30 largest funds within Lipper's Balanced Fund investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates and includes adjustments for brokerage, custodian and advisory fees.
(2) The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.
(3) The Lehman Brothers Government/Credit Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are re-balanced monthly by market capitalization.
(4) These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Credit Bond Index (40%) rebalanced monthly.
(5) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.
(6) The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 Index's total market capitalization. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe.
(7) The Russell 2000 Growth Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization but does not include adjustments for brokerage, custodian and advisory fees. The Russell 3000 Index is composed of 3,000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains those Russell 2000 Index securities with a greater-than average growth orientation.

                                       23                             Prospectus

YOUR ACCOUNT

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

* INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

* 403(b) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations.

* 401(k) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

GIFTS OR TRANSFERS TO MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST
FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened.

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR OTHER GROUPS

Does not require a special application.

Prospectus                             24

CALCULATION OF NET ASSET VALUE

Once each business day, each Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. The NAV for Fund A, Fund B and Fund C shares will generally differ because they have different expenses.

DECIDING WHICH FEE STRUCTURE IS BEST FOR YOU

As mentioned earlier, there are Funds A, Funds B and Funds C. While all the Funds invest in the same PIC Portfolio (for example, Mid Cap Fund A, Mid Cap Fund B and Mid Cap Fund C invest in the PIC Mid Cap Portfolio), each Fund has separate sales charge and expense structures. Because of the different expense structures, Fund A, Fund B and Fund C will have different NAVs and dividends.

The principal advantages of Fund A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Fund A shares. The principal advantage of Fund B and Fund C shares is that all of your money is put to work from the outset. The difference between Fund B and Fund C depends on how long you anticipate having your money invested. Generally, if you have a short investment horizon, you might consider purchasing Fund C shares as opposed to Fund B shares.

FUND A SHARES

Fund A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus, including the shares charge. The sales charge declines with the size of your purchase, as shown below:

                                                     As a % of       As a % of
                                                     offering          your
Your investment                                        price         investment
---------------                                        -----         ----------
Up to $49,999                                          5.75%            6.10%
$50,000 to $99,999                                     4.50%            4.71%
$100,000 to $249,999                                   3.50%            3.63%
$250,000 to $499,999                                   2.50%            2.56%
$500,000 to $999,999                                   2.00%            2.04%
$1,000,000 and over                                    None*            None*

----------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

FUND A SALES CHARGE WAIVERS

Shares of Fund A may be sold at net asset value (free of any sales charge) to:

(1) shareholders investing $1 million or more; (2) current shareholders of the Balanced, Growth and Small Company Growth Funds A as of June 30, 1998 and the Mid Cap Fund A as of September 30, 1998, and shareholders of the Small Company

                                       25                             Prospectus

Growth Fund I who are now shareholders of the Small Company Growth Fund A as a result of a merger in 2000; (3) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (4) current or retired registered representatives of broker-dealers having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (5) investors who redeem shares from an unaffiliated investment company which has a sales charge and use the redemption proceeds to purchase Fund A shares within 60 days of the redemption; (6) trustees or other fiduciaries purchasing shares for certain retirement plans or organizations with 60 or more eligible employees;
(7) investment advisors and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (8) employee-sponsored benefit plans in connection with purchases of Fund A shares made as a result of participant-directed exchanges between options in such a plan; (9) "fee based accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Fund A shares; (10) investors making purchases through retail fund "supermarkets"; and (11) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired Fund A shares under circumstances not involving any sales expense to the Trust or the Distributor.

FUND A SALES CHARGE REDUCTIONS

There are several ways you can combine multiples purchases of Fund A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner.

ACCUMULATION PRIVILEGE -- This lets you add the value of shares of any of the Funds A you and your family already own to the amount of your next purchase of Fund A shares for purposes of calculating the sales charge.

LETTER OF INTENT -- This lets you purchase shares of one or more Funds A over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

COMBINATION PRIVILEGE -- This lets you combine shares of one or more Funds A for the purpose of reducing the sales charge on the purchase of Fund A shares.

FUND B AND FUND C SHARES

The price you will pay to buy Fund B or Fund C shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

Prospectus                             26

You may be charged a contingent deferred sales charge ("CDSC") if you sell your Fund B or Fund C shares within a certain time after you purchased them. There is no CDSC imposed on shares which you acquire by reinvesting your dividends. The CDSC is based on the original cost of your shares or the market value of them when you sell, whichever is less. When you place an order to sell your shares, we will first sell any shares in your account which are not subject to a CDSC. Next we will sell shares subject to the lowest CDSC.

If you sell your Fund C shares within one full year of purchase, you may be charged a 1.00% CDSC.

The CDSC for Fund B shares is as follows:

Years after
 Purchase                     CDSC
-----------                   -----
1                             5.00%
2                             4.00%
3                             3.00%
4                             3.00%
5                             2.00%
6                             1.00%
Within the 7th Year           None

After seven years, your Fund B shares automatically will convert to a class of shares with the same investment objective and policies as your Fund. For example, if you own shares of Mid Cap Fund B, they will be converted to a new class of Mid Cap Fund shares to be established. The new class of shares will have lower distribution fees. This will mean that your Fund account will be subject to lower overall charges. The conversion will be a non-taxable event for you. The CDSC for Fund B and Fund C shares may be reduced or waived under certain circumstances and for certain groups. Call (800) 618-7643 for details.

DISTRIBUTION (12b-1) PLANS

The Trust has adopted plans pursuant to Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of its shares. The plan with respect to Fund A shares provides for the payment of a distribution fee at the annual rate of up to 0.25% of each Fund's average daily net assets. The plans with respect to Fund B and Fund C shares provides for the payment of a distribution fee at the annual rate of up to 0.75% of each Fund's average daily net assets and a service fee at the annual rate of up to 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES PLAN

In addition, the Trust, on behalf of each Fund A, has entered into a Shareholder Services Plan with the Advisor. Under the Shareholder Services Plan, the Advisor will provide, or arrange for others to provide, certain shareholder services to shareholders of each Fund A. The Shareholder Services Plan provides for the payment to the Advisor of a service fee at the annual rate of 0.15% of each Fund A's average daily net assets.

HOW TO BUY SHARES

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                          $2,000

For retirement accounts                       $500
For automatic investment plans                $250

TO ADD TO AN ACCOUNT                          $250

For retirement plans                          $250
Through automatic investment plans            $100

MINIMUM BALANCE                             $1,000

For retirement accounts                       $500

FOR INFORMATION:                    (800) 618-7643

TO INVEST

BY MAIL:

     Provident Investment Counsel Funds
     P.O. Box 8943
     Wilmington, DE 19899

BY WIRE:

     Call: (800) 618-7643 to set up an
     account and arrange a wire transfer

BY OVERNIGHT DELIVERY:

     Provident Investment Counsel Funds
     400 Bellevue Parkway
     Wilmington, DE 19809

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. You may be charged a CDSC on the sale of your Fund B or Fund C shares.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Prospectus                             28

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

*    You wish to redeem more than $100,000 worth of shares,

*    Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

*    The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Funds' Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

*    Your name,

*    Your Fund account number,

*    The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, PIC will send a check to the record address.

MAIL YOUR LETTER TO:

Provident Investment Counsel Funds
P.O. Box 8943
Wilmington, DE 19899

                                       29                             Prospectus

IMPORTANT REDEMPTION INFORMATION

                  ACCOUNT TYPE             SPECIAL REQUIREMENTS
                  ------------             --------------------
PHONE             All account types        *    Your telephone call must be received by 4 p.m.
(800) 618-7643    except retirement             Eastern time to be redeemed on that
                                                day (maximum check request $100,000).

MAIL OR IN        Individual, Joint        *    The letter of instructions must be signed by all
PERSON            Tenant, Sole                  persons required to sign for transactions,
                  Proprietorship,               exactly as their names appear on the account.
                  UGMA, UTMA
                  Retirement Account       *    The account owner should complete a retirement
                                                distribution form. Call (800) 618-7643 to
                                                request one.

                  Trust                    *    The trustee must sign the letter indicating
                                                capacity as trustee. If the trustee's name is
                                                not in the account registration, provide a copy
                                                of the trust document certified within the last
                                                60 days.

                  Business or              *    At least one person authorized by corporate
                  Organization                  resolutions to act on the account must sign
                                                the letter.

                                           *    Include a corporate resolution with corporate
                                                seal or a signature guarantee.

                  Executor,                *    Call (800) 618-7643 for instructions.
                  Administrator,
                  Conservator, Guardian

WIRE              All account types        *    You must sign up for the wire feature before
                  except retirement             using it. To verify that it is in place, call
                                                (800) 618-7643. Minimum redemption wire:
                                                $5,000.

                                           *    Your wire redemption request must be received
                                                by the Fund before 4 p.m. Eastern time for
                                                money to be wired the next business day.

Prospectus                             30

INVESTOR SERVICES

PIC provides a variety of services to help you manage your account.

INFORMATION SERVICES

PIC'S TELEPHONE REPRESENTATIVES can be reached at (800) 618-7643.

STATEMENTS AND REPORTS that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

*    Annual and semi-annual shareholder reports (every six months)

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your Fund A shares and buy shares of other Funds A, sell your Fund B shares and buy shares of other Funds B or sell your Fund C shares and buy shares of the other Fund C by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, and that they may have tax consequences for you. Also see "Shareholder Account Policies."

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day. This service is available to Fund A account holders only.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

REINVESTMENT AFTER REDEMPTION

If you redeem shares in your Fund A account, you can reinvest within 90 days from the date of redemption all or any part of the proceeds in shares of the same Fund or any other Fund A, at net asset value, on the date the Transfer Agent receives your purchase request. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within ninety days from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege." If your reinvestment is into a new account, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made.

                                       31                             Prospectus

SHAREHOLDER ACCOUNT POLICIES DIVIDENDS, CAPITAL GAINS AND TAXES

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 591/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

[CHECKMARK] UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON DISTRIBUTIONS. Your redemptions -- including exchanges -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

TRANSACTION DETAILS

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 31% of your taxable distributions and redemptions.

Prospectus                             32

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

*    PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* Each Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

YOU MAY BUY SHARES OF A FUND OR SELL THEM THROUGH A BROKER that has executed an agreement with the Funds to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

                                       33                             Prospectus

SHAREHOLDER ACCOUNT POLICIES - CONTINUED Please note this about redemptions:

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days prior notice of its intention to close your account. You will not be charged a CDSC for a low balance redemption from a Fund B or a Fund C.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of Fund A for shares of other Funds A, shares of Fund B for shares of other Funds B and shares of Fund C for shares of the other Fund C. However, you should note the following:

*    The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

*    Before exchanging into a Fund, read its prospectus.

* Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

*    You may exchange Fund A shares only for other Fund A shares.

*    You may exchange Fund B shares only for other Fund B shares.

*    You may exchange Fund C shares only for the other Fund C shares.

* Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

* Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus                             34

FINANCIAL HIGHLIGHTS

These tables show the financial performance for the Funds for up to the periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the two years in the period ended October 31, 2000 and by other auditors for the prior period. PricewaterhouseCoopers LLP's reports and the Funds' financial statements are included in the Annual Reports which are available upon request.

                                       35                             Prospectus

PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

                                                          Balanced Fund A
                                      --------------------------------------------------------
                                        Year        Year        Year        Year        Year
                                       Ended       Ended       Ended       Ended       Ended
                                      10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
                                      --------    --------    --------    --------    --------
Net asset value, beginning of year    $  18.65    $  16.95    $  15.51    $  13.91    $  13.24
                                      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                   0.30        0.22        0.16        0.16        0.14
  Net realized and unrealized gain
  on investments                          1.85        2.88        2.44        2.64        1.34

Total from investment operations          2.15        3.10        2.60        2.80        1.48
                                      --------    --------    --------    --------    --------
Less distributions:
  From net investment income             (0.34)      (0.22)      (0.15)      (0.16)      (0.14)
  From net realized gains                (4.59)      (1.18)      (1.01)      (1.04)      (0.67)

Total distributions                      (4.93)      (1.40)      (1.16)      (1.20)      (0.81)
                                      --------    --------    --------    --------    --------
Net asset value, end of year          $  15.87    $  18.65    $  16.95    $  15.51    $  13.91
                                      --------    --------    --------    --------    --------

TOTAL RETURN                             12.06%      19.20%      17.85%      21.76%      11.96%
                                      ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of year (millions)    $   37.0    $   32.3    $   42.0    $   35.3    $   12.9

Ratios to average net assets:#++
  Expenses                                1.05%       1.05%       1.05%       1.05%       1.05%
  Net investment income                   1.51%       1.21%       0.97%       1.10%       1.05%

Portfolio turnover rate**               206.19%     174.19%     111.47%     104.50%      54.24%

----------
# Includes the Fund's shares of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.88%, 1.03%, 0.54%, 0.74% and 1.57%, respectively.
** Portfolio turnover rate of PIC Balanced Portfolio, in which all of the Fund's assets are invested.

Prospectus                             36

PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

                                                         Growth Fund A
                                         -----------------------------------------------
                                           Year         Year         Year        2/3/97*
                                          ended        ended        ended        through
                                         10/31/00     10/31/99     10/31/98     10/31/97
                                         --------     --------     --------     --------
Net asset value, beginning of period     $  17.92     $  13.67     $  11.44     $  10.00
                                         --------     --------     --------     --------
Income from investment operations:
  Net investment loss                       (0.18)       (0.12)       (0.07)       (0.03)
  Net realized and unrealized gain
  on investments                             2.20         4.37         2.30         1.47

Total from investment operations             2.02         4.25         2.23         1.44
                                         --------     --------     --------     --------
Less distributions:
  From net investment income                 0.00         0.00         0.00         0.00
  From net realized gain                    (1.37)        0.00         0.00         0.00

Total distributions                         (1.37)        0.00         0.00         0.00
                                         --------     --------     --------     --------
Net asset value, end of period           $  18.57     $  17.92     $  13.67     $  11.44
                                         --------     --------     --------     --------

TOTAL RETURN                                11.15%       31.09%       19.49%       14.40%^
                                         ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (millions)     $    7.7     $    6.8     $    3.7     $    2.2

Ratios to average net assets:#++
  Expenses                                   1.35%        1.35%        1.35%        1.35%+
  Net investment loss                       (0.89%)      (0.85%)      (0.68%)      (0.62%)+

Portfolio turnover rate**                  148.85%       80.34%       81.06%       67.54%

----------
*    Commencement of operations.
+    Annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
^    Not annualized
++ Net of fee waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.11%, 1.27%, 2.73% And 8.67%, Respectively.
** Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.

                                       37                             Prospectus

PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

                                                     Mid Cap Fund A
                                           ----------------------------------
                                             Year         Year       12/31/97*
                                            ended        ended        through
                                           10/31/00     10/31/99     10/31/98
                                           --------     --------     --------

Net asset value, beginning of period       $   15.87    $  10.53     $  10.00
                                           --------     --------     --------
Income from investment operations:
  Net investment loss                         (0.22)       (0.11)       (0.03)
  Net realized and unrealized gain
  on investments                              15.13         5.45         0.56

Total from investment operations              14.91         5.34         0.53
                                           --------     --------     --------
Less distributions:
  From net realized gains                     (0.94)        0.00         0.00

Total distributions                           (0.94)        0.00         0.00
                                           --------     --------     --------
Net asset value, end of period             $  29.84     $  15.87     $  10.53
                                           --------     --------     --------

TOTAL RETURN                                  97.09%       50.71%        5.30%^
                                           ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (millions)       $   36.0     $   11.9     $    5.7

Ratios to average net assets:#++
  Expenses                                     1.39%        1.39%        1.04%+
  Net investment loss                         (1.03%)      (1.03%)      (0.43%)+

Portfolio turnover rate**                    185.88%      144.64%      166.89%

----------
*    Commencement of operations.
+    Annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
^    Not annualized
++ net of fee waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.80%, 2.60% and 4.11%, respectively.
** Portfolio turnover rate of PIC Mid Cap Portfolio, in which all of the Fund's assets are invested.

Prospectus                             38

PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

                                                  Small Company Growth Fund A
                                         -----------------------------------------------
                                           Year         Year         Year        2/3/97*
                                          ended        ended        ended        through
                                         10/31/00     10/31/99     10/31/98     10/31/97
                                         --------     --------     --------     --------
Net asset value, beginning of period     $  13.55     $   8.50     $  10.42     $  10.00
                                         --------     --------     --------     --------
Income from investment operations:
  Net investment income (loss)               0.10++      (0.30)       (0.12)       (0.03)
  Net realized and unrealized gain
  (loss) on investments                      5.73         5.35        (1.80)        0.45

Total from investment operations             5.83         5.05        (1.92)        0.42
                                         --------     --------     --------     --------
Net asset value, end of period           $  19.38     $  13.55     $   8.50     $  10.42
                                         --------     --------     --------     --------

TOTAL RETURN                                43.03%       59.41%      (18.43%)       4.20%^
                                         ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (millions)     $   59.5     $    0.9     $    2.7     $    3.1

Ratios to average net assets:#++
  Expenses                                   1.45%        1.55%        1.55%        1.55%+
  Net investment income (loss)              (0.93%)      (1.35%)      (1.23%)      (1.14%)+

Portfolio turnover rate**                  143.39%      133.24%       81.75%      151.52%

----------
*    Commencement of operations.
+    Annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
^    Not annualized
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.43%, 5.85%, 2.78% and 10.01%, respectively.
++   Per share numbers have been calculated using the average shares method.
** Portfolio turnover rate of PIC Small Cap Portfolio, in which all of the Fund's assets are invested.

                                       39                             Prospectus

PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

                                                               Technology Fund A
                                                               -----------------
                                                                    9/29/00*
                                                                    through
                                                                    10/31/00
                                                                    --------

Net asset value, beginning of period                                $  20.00
                                                                    --------
Income from investment operations:
  Net investment income (loss)                                          0.00
  Net realized and unrealized gain
  (loss) on investments                                                (1.79)

Total from investment operations                                       (1.79)
                                                                    --------
Net asset value, end of period                                      $  18.21
                                                                    --------

TOTAL RETURN                                                           (8.95%)^
                                                                    ========
Ratios/supplemental data:
Net assets, end of period (millions)                                $    8.3

Ratios to average net assets:#++
  Expenses                                                              1.60%+
  Net investment income (loss)                                         (0.11%)+

Portfolio turnover rate**                                               8.02%

----------
*    Commencement of operations.
+    Annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
^    Not annualized
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.75%.
** Portfolio turnover rate of pic technology portfolio, in which all of the Fund's assets are invested.

Prospectus                             40

PROVIDENT INVESTMENT COUNSEL FUNDS

                                              Growth                    Mid Cap                Small Company
                                              Fund B                     Fund B                Growth Fund B
                                        --------------------      --------------------      --------------------
                                                    3/31/99*                  3/31/99*                  3/31/99*
                                       Year Ended   through      Year Ended   through      Year Ended   through
                                        10/31/00    10/31/99      10/31/00    10/31/99      10/31/00    10/31/99
                                        --------    --------      --------    --------      --------    --------
Net asset value, beginning of period    $  18.05    $  17.65      $  15.60    $  13.03      $  13.27    $   9.64
                                        --------    --------      --------    --------      --------    --------
Income from investment operations:
  Net investment income (loss)             (0.29)      (0.07)        (0.31)      (0.02)        (0.21)      (0.06)
  Net realized and
  unrealized gain on investments            2.15        0.47         15.13        2.59          5.59        3.69

Total from investment operations            1.86        0.40         14.82        2.57          5.38        3.63
                                        --------    --------      --------    --------      --------    --------
Net asset value, end of period          $  19.91    $  18.05      $  30.42    $  15.60      $  18.65    $  13.27
                                        --------    --------      --------    --------      --------    --------

TOTAL RETURN                              10.30%        2.27%^       95.00%      19.72%^       40.54%      37.66%^
                                        ========    ========      ========    ========      ========    ========

Ratios/supplemental data:
Net assets, end of period (millions)    $    1.8    $    1.0      $    9.4    $    0.7      $    1.6    $    0.1

Ratios to average net assets:#++
  Expenses                                  2.10%       2.10%+        2.14%       2.14%+        2.30%       2.30%+
  Net investment loss                      (1.64%)     (1.70%)+      (1.76%)     (1.69%)+      (1.86%)     (2.07%)+

----------
*    Commencement of operations.
+    Annualized.
# Includes each Funds' share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
^    Not annualized.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 4.66% and 24.58%, respectively, in the case of the Growth Fund B, 1.61% and 95.73%, respectively, in the case of the Mid Cap Fund B and 5.59% and 204.11%, respectively, in the case of the Small Company Growth Fund B.

                                       41                             Prospectus

PROVIDENT INVESTMENT COUNSEL FUNDS

                                                      Mid Cap     Small Company
                                                      Fund C      Growth Fund C
                                                     --------     -------------
                                                      3/1/00*        3/1/00*
                                                      through        through
                                                     10/31/00        10/31/00
                                                     --------        --------

Net asset value, beginning of period                 $  20.00        $  20.00
                                                     --------        --------
Income from investment operations:
  Net investment loss                                   (0.10)          (0.11)
  Net realized and unrealized gain
  (loss) on investments                                  0.08           (4.63)

Total from investment operations                        (0.02)          (4.74)
                                                     --------        --------
Net asset value, end of period                       $  19.98        $  15.26
                                                     --------        --------

TOTAL RETURN                                            (0.10%)^       (23.70%)^
                                                     ========        ========
Ratios/supplemental data:
Net assets, end of period (millions)                 $    1.4        $   0.10

Ratios to average net assets:#++
  Expenses                                               2.14%+          2.30%+
  Net investment loss                                   (1.72%)+        (1.79%)+

----------
*    Commencement of operations.
+    Annualized.
# Includes each Funds' share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
^    Not annualized.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 14.36% and 118.02% for the Mid Cap Fund C and Small Company Growth Fund C, respectively.

Prospectus                             42

                                 PRIVACY NOTICE

PIC Investment Trust and Provident Investment Counsel collect non-public information about you from the following sources:

*    Information we receive about you on applications or other forms;

*    Information you give us orally; and

*    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

                                       43                             Prospectus

                       PROVIDENT INVESTMENT COUNSEL FUNDS

                             BALANCED FUND A GROWTH
                                  FUNDS A AND B
                            MID CAP FUNDS A, B AND C
                      SMALL COMPANY GROWTH FUNDS A, B AND C
                                TECHNOLOGY FUND A

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds' reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                          Provident Investment Counsel
                                  P.O. Box 8943
                              Wilmington, DE 19899
                            Telephone: 1-800-618-7643

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund' are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                             (The Trust's SEC Investment Company
                                                      Act File No. is 811-06498)

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

Please see the Fund's privacy notice on page 23.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO]


GROWTH FUND I









PROSPECTUS
FEBRUARY 28, 2001

CONTENTS

KEY FACTS                            3   AN OVERVIEW OF THE FUND

                                     3   RISK/RETURN SUMMARY

                                     3   THE PRINCIPAL GOALS, STRATEGIES AND
                                         RISKS OF THE FUND

                                     5   WHO MAY WANT TO INVEST

                                     5   PERFORMANCE

                                     7   FEES AND EXPENSES

                                     8   STRUCTURE OF THE FUND AND THE PORTFOLIO

                                     9   MORE INFORMATION ABOUT THE FUND'S
                                         INVESTMENTS, STRATEGIES AND RISKS

                                     10  MANAGEMENT

YOUR ACCOUNT                         11  WAYS TO SET UP YOUR ACCOUNT

                                     12  CALCULATION OF NET ASSET VALUE

                                     12  HOW TO BUY SHARES

                                     13  HOW TO SELL SHARES

                                     14  IMPORTANT REDEMPTION INFORMATION

                                     15  INVESTOR SERVICES

SHAREHOLDER ACCOUNT POLICIES         16  DIVIDENDS, CAPITAL GAINS AND TAXES

                                     16  DISTRIBUTION OPTIONS

                                     16  UNDERSTANDING DISTRIBUTIONS

                                     17  TRANSACTION DETAILS

                                     18  FINANCIAL HIGHLIGHTS

PROSPECTUS                             2

KEY FACTS

AN OVERVIEW OF THE FUND

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Fund's Advisor. PIC is now an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking business.

STRUCTURE: Unlike most mutual funds, the Fund's investment in portfolio securities is indirect. The Fund first invests all of its assets in the PIC Growth Portfolio (the "Portfolio"). The Portfolio, in turn, acquires and manages individual securities. The Fund has the same investment objective as the Portfolio. This is often referred to as a master-feeder fund structure. Investors should carefully consider this investment approach.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

RISK/RETURN SUMMARY

THE PRINCIPAL GOALS, STRATEGIES AND RISKS OF THE FUND

GOAL: Long term growth of capital. STRATEGY: The Fund invests in the Portfolio. The Portfolio invests at least 65% of its assets in growth stocks. PIC defines growth stocks as the stocks of those companies with high rates of growth in sales and earnings, strong financial characteristics, a proprietary product, industry leadership, significant management ownership and well thought out management goals, plans and controls. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Portfolio's assets in small and medium companies. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the domestic equity market in general.

RISKS: These primary investments risks apply to the Fund: market risk and small and medium company risk. See page 4 for these risks and primary investment risks of the Fund.

                                       3                              PROSPECTUS

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

By itself, the Fund is not a complete, balanced investment plan. And the Fund cannot guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

MARKET RISK: The value of the Portfolio's investments will vary from day to day. The value of the Portfolio's investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

SMALL AND MEDIUM COMPANY RISK: The Portfolio may invest in the securities of small and medium-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

FOREIGN SECURITIES: The Portfolio may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Portfolio's investments and its ability to enforce contracts.

PORTFOLIO TURNOVER RISK: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund's performance.

PROSPECTUS                             4

WHO MAY WANT TO INVEST

The Fund may be appropriate for investors who are seeking capital appreciation through a diversified portfolio of securities of companies of any size, but are willing to accept the greater risk of investing in growth stocks.

Investments in the Fund are not bank
deposits and are not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total returns have varied from year to year. The table shows the Fund's average returns over time compared with broad-based market indices. This past performance will not necessarily continue in the future.

                                       5                              PROSPECTUS

                                 Growth Fund I
                        Calendar Year Total Returns (%)

   1993      1994      1995      1996      1997      1998      1999      2000
   ----      ----      ----      ----      ----      ----      ----      ----
   0.80     -2.55     23.53     20.69     27.35     39.10     34.36    -25.63

Best quarter: up 28.81%, fourth quarter 1999
Worst quarter: down -24.77%, fourth quarter 2000

Average Annual Total Returns as of December 31, 2000

                                                                 SINCE INCEPTION
                                     1 YEAR        5 YEARS       (JUNE 11, 1992)
                                     ------        -------       ---------------
Growth Fund I                        -25.63%        16.39%            13.38%
S&P 500 Index*                        -9.11%        18.33%            17.06%
Russell 1000 Growth Index**          -22.42%        18.15%            16.66%

----------
* The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.
** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

PROSPECTUS                             6

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                      None
Maximum deferred sales (load) charge
  (as a percentage of purchase or sale price, whichever is less)           None
Redemption fee                                                             None
Exchange fee                                                               None

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund and/or Portfolio assets)

Management Fee (paid by the Portfolio)                                    0.80%
Administration Fee to PIC (paid by the Fund)                              0.20%
Other Expenses (paid by both)                                             0.35%
                                                                         -----
Total Annual Fund Operating Expenses                                      1.35%
Expense Reimbursements**                                                 (0.10%)
                                                                         -----
Net Expenses                                                              1.25%
                                                                         =====

----------
* The table above and the Example below reflect the expenses of the Fund and the Portfolio.
** Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses until March 1, 2011. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

                                       7                              PROSPECTUS

EXAMPLE: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is only an illustration, and your actual costs may be higher or lower. Let's say, hypothetically, that the Fund's annual return is 5% , that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

After 1 year                           $  127
After 3 years                             397
After 5 years                             686
After 10 years                          1,511

STRUCTURE OF THE FUND AND THE PORTFOLIO

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval. The Portfolio may sell its shares to other funds and institutions as well as to the Fund. All who invest in the Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Fund's prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

PROSPECTUS                             8

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS, STRATEGIES AND RISKS

As described earlier, the Fund invests all of its assets in the Portfolio. This section gives more information about how the Portfolio invests.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolio to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

The Portfolio invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

In determining whether to sell a security, PIC considers the following: (a) a fundamental change in company or industry outlook; (b) the company has met or exceeded PIC's price target; (c) a review of stocks that have declined 15% from a recent high or purchase price; (d) a review of bottom decile performers; (e) a review of relative price/earnings ratios for over valuation to forward earnings; and (f) a sector is being de-emphasized. These considerations are based on PIC's research, including analytical procedures, market research and, although not always possible, meetings or discussions with management of the company.

The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Portfolio's assets according to its investment strategy. However, the Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, the Fund would not be seeking its investment objective.

The Fund seeks long term growth of capital by investing in the Portfolio, which in turn invests primarily in shares of common stock. Under normal circumstances, the Portfolio will invest at least 65% of its assets in shares of common stock. In selecting investments for the Portfolio, PIC will include companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the stock market in general.
                                       9                              PROSPECTUS

MANAGEMENT

PIC is the advisor to the Portfolio, in which the Fund invests. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold.

The Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of average daily net assets, the Portfolio paid 0.80%.

PROSPECTUS                             10

YOUR ACCOUNT

Ways to Set Up Your Account

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT

TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

* INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

* 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations.

* 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

GIFTS OR TRANSFERS TO MINOR (UGMA, UTMA)

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST

FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened.

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR OTHER GROUPS

Does not require a special application.

                                       11                             PROSPECTUS

CALCULATION OF NET ASSET VALUE

Once each business day, the Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

HOW TO BUY SHARES

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after the investment is received and accepted.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

TO OPEN AN ACCOUNT             $1 MILLION

The Fund may, at its discretion, waive the minimum investment for employees and affiliates, of PIC or any other person or organization deemed appropriate For retirement accounts $250

TO ADD TO AN ACCOUNT                 $250

For retirement plans                 $250
Through automatic investment plans   $100

MINIMUM BALANCE                    $1,000

For retirement accounts              $500
FOR INFORMATION:           (800) 618-7643

TO INVEST BY MAIL:
      Provident Investment Counsel Funds
      P.O. Box 8943
      Wilmington, DE 19899

BY WIRE:
      Call: (800) 618-7643 to set up an
      account and arrange a wire transfer

BY OVERNIGHT DELIVERY:
      Provident Investment Counsel Funds
      400 Bellevue Parkway
      Wilmington, DE 19809

PROSPECTUS                             12

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

*    You wish to redeem more than $100,000 worth of shares,

*    Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

*    The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

*    Your name,

*    Your Fund Account number,

*    The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed under "Important Redemption Information."

*    Unless otherwise instructed, PIC will send a check to the record address.

MAIL YOUR LETTER TO:
Provident Investment Counsel Funds
P.O. Box 8943
Wilmington, DE 19899

                                       13                             PROSPECTUS

IMPORTANT REDEMPTION INFORMATION

                        ACCOUNT TYPE                SPECIAL REQUIREMENTS
                        ------------                --------------------
PHONE                  All account types        *  Your telephone call must be received by 4 p.m.
(800) 618-7643         except retirement           Eastern time to be redeemed on that day
                                                   (maximum check request $100,000).

MAIL OR IN             Individual, Joint        *  The letter of instructions must be signed by all
PERSON                 Tenant, Sole Propri-        persons required to sign for transactions,
                       etorship, UGMA, UTMA        exactly as their names appear on the account.

                       Retirement Account       *  The account owner should complete a retirement
                                                   distribution form. Call (800) 618-7643 to
                                                   request one.

                       Trust                    *  The trustee must sign the letter indicating
                                                   capacity as trustee. If the trustee's name is not
                                                   in the account registration, provide a copy of
                                                   the trust document certified within the last
                                                   60 days.

                       Business or              *  At least one person authorized by corporate
                       Organization                resolutions to act on the account must
                                                   sign the letter.

                                                *  Include a corporate resolution with
                                                   corporate seal or a signature guarantee.

                       Executor,                *  Call (800) 618-7643 for instructions.
                       Administrator,
                       Conservator, Guardian

WIRE                   All account types        *  You must sign up for the wire feature before
                       except retirement           using it. To verify that it is in place, call (800)
                                                   618-7643. Minimum redemption wire: $5,000.

                                                *  Your wire redemption request must be received
                                                   by the Fund before 4 p.m. Eastern time for
                                                   money to be wired the next business day.

PROSPECTUS                             14

INVESTOR SERVICES

PIC provides a variety of services to help you manage your account.

INFORMATION SERVICES

PIC'S TELEPHONE REPRESENTATIVES can be reached at (800) 618-7643.

STATEMENTS AND REPORTS that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

*    Annual and semi-annual shareholder reports (every six months)

TRANSACTION SERVICES

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day. This service is available to Fund A account holders only.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

                                       15                             PROSPECTUS

SHAREHOLDER ACCOUNT POLICIES DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund distributes substantially all of its income and capital gains, if any, to shareholders each year in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Fund offers three options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 591/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

[GRAPHIC] UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

PROSPECTUS                             16

TRANSACTION DETAILS

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES FOR A PERIOD OF TIME. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

     * All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

     *    PIC does not accept cash or third party checks.

     * When making a purchase with more than one check, each check must have a value of at least $50.

     * The Fund reserves the right to limit the number of checks processed at one time.

     * If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

YOU MAY BUY SHARES OF THE FUND OR SELL THEM THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

     * Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

     * Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                                       17                             PROSPECTUS

     * PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

     * PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days prior notice of its intention to close your account.

FINANCIAL HIGHLIGHTS

This table show the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the two years in the period ended October 31, 2000 and by other auditors for the prior period. PricewaterhouseCoopers LLP's reports and the Fund's financial statements are included in the Annual Report which is available upon request.

PROSPECTUS                             18

Provident Investment Counsel Growth Fund I

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            YEAR ENDED OCTOBER 31,
                                       --------------------------------------------------------------
                                         2000          1999         1998           1997         1996
                                       -------       -------       -------       -------      -------
Net asset value, beginning of year     $ 21.72       $ 17.75       $ 18.14       $ 16.25      $ 14.25
                                       -------       -------       -------       -------      -------
Income from investment operations:
  Net investment loss                    (0.18)        (0.15)        (0.06)        (0.15)       (0.06)
  Net realized and unrealized gain
    on investments                        2.66          5.40          3.04          3.98         2.06

Total from investment operations          2.48          5.25          2.98          3.83         2.00
                                       -------       -------       -------       -------      -------
Less distributions:
  From net realized gains                (3.51)        (1.28)        (3.37)        (1.94)        0.00

Net asset value, end of year           $ 20.69       $ 21.72       $ 17.75       $ 18.14      $ 16.25
                                       -------       -------       -------       -------      -------
Total return                             11.21%        31.08%        19.60%        26.44%       14.04%
                                       =======       =======       =======       =======      =======
Ratios/supplemental data:
Net assets, end of year (millions)     $ 181.3       $ 174.4       $ 132.4       $  80.0      $ 116.1

Ratios to average net assets:#++++
  Expenses                                1.25%         1.25%         1.25%         1.25%        1.25%
Net investment loss                      (0.79%)       (0.73%)       (0.57%)       (0.38%)      (0.28%)

Portfolio turnover rate*                148.85%        80.34%        81.06%        67.54%       64.09%

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++++ Net of fees waived of 0.10%, 0.11%, 0.16%, 0.15%, and 0.09%, respectively.
* Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.

                                       19                             PROSPECTUS

                                 PRIVACY NOTICE

PIC Investment Trust and Provident Investment Counsel collect non-public information about you from the following sources:

*    Information we receive about you on applications or other forms;

*    Information you give us orally; and

*    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

PROSPECTUS                             23                             PROSPECTUS

                          PROVIDENT INVESTMENT COUNSEL

                                  GROWTH FUND I

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the Fund's reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                          Provident Investment Counsel
                                  P.O. Box 8943
                              Wilmington, DE 19899
                            Telephone: 1-800-618-7643

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                         (The Trust's SEC Investment Company Act
                                                          File No. is 811-06498)

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

Please see the Fund's privacy notice on page 15.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO]


SMALL CAP
GROWTH FUND I









PROSPECTUS
FEBRUARY 28, 2001

CONTENTS

KEY FACTS                               3   AN OVERVIEW OF THE FUND

                                        3   RISK/RETURN SUMMARY

                                        3   THE PRINCIPAL GOAL, STRATEGIES AND
                                            RISKS OF THE FUND

                                        4   WHO MAY WANT TO INVEST

                                        4   PERFORMANCE

                                        5   FEES AND EXPENSES

                                        6   STRUCTURE OF THE FUND AND THE
                                            PORTFOLIO

                                        7   MORE INFORMATION ABOUT THE FUND'S
                                            INVESTMENTS, STRATEGIES AND RISKS

                                        8   MANAGEMENT

YOUR ACCOUNT                            9   CALCULATION OF NET ASSET VALUE

                                        9   HOW TO BUY SHARES

                                        9   HOW TO SELL SHARES

SHAREHOLDER ACCOUNT POLICIES           11   DIVIDENDS, CAPITAL GAINS AND TAXES

                                       11   UNDERSTANDING DISTRIBUTIONS

                                       11   TRANSACTION DETAILS

                                       11   FINANCIAL HIGHLIGHTS

PROSPECTUS                               2

KEY FACTS

AN OVERVIEW OF THE FUND

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Fund's Advisor. PIC is now an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking business.

STRUCTURE: Unlike most mutual funds, the Fund's investment in portfolio securities is indirect. The Fund first invests all of its assets in the PIC Small Cap Portfolio (the "Portfolio"). The Portfolio, in turn, acquires and manages individual securities. The Fund has the same investment objective as the Portfolio. This is often referred to as a master-feeder fund structure. Investors should carefully consider this investment approach.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

RISK/RETURN SUMMARY

THE PRINCIPAL GOAL, STRATEGIES AND RISKS OF THE FUND

GOAL: Long term growth of capital.

STRATEGY: The Fund invests in the Portfolio. The Portfolio invests at least 65% of its assets primarily in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization or annual revenues at the time of initial purchase are $50 million to $2 billion. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

By itself, the Fund is not a complete, balanced investment plan. And the Fund cannot guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

MARKET RISK: The value of the Portfolio's investments will vary from day to day. The value of the Portfolio's investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

SMALL COMPANY RISK: The securities of small, less well-known companies may be more volatile than those of larger companies. Small companies may have limited product lines, markets or financial resources and their management be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity.

FOREIGN SECURITIES: The Portfolio may invest in foreign securities. Investments in

                                       3                              PROSPECTUS
foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Portfolio's investments and its ability to enforce contracts.

PORTFOLIO TURNOVER RISK: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund's performance.

WHO MAY WANT TO INVEST

The Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average returns over time compared with a broad-based market index. This past performance will not necessarily continue in the future.

PROSPECTUS                            4

                            Small Cap Growth Fund I
                        Calendar Year Total Returns (%)

     1994      1995      1996      1997      1998      1999      2000
     ----      ----      ----      ----      ----      ----      ----
    -2.51     58.73     18.20     -0.75      5.82     88.70    -16.79

Best quarter: up 57.76%, fourth quarter 1999
Worst quarter: down -24.62%, third quarter 1998

Average Annual Total Returns as of December 31, 2000

                                                               Since Inception
                                   1 Year        5 Years    (September 30, 1993)
                                   ------        -------    --------------------
Small Cap Growth Fund              -16.79%        14.28%          16.32%
Russell 2000 Growth Index*          22.43%         7.14%          18.87%

----------
* The Russell 2000 Growth Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization but does not include adjustments for brokerage, custodian and advisory fees. The Russell 3000 Index is composed of 3,000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains those Russell 2000 Index securities with a greater-than average growth orientation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                      None
Maximum deferred sales (load) charge
  (as a percentage of purchase or sale price whichever is less)            None
Redemption fee                                                             None
Exchange fee                                                               None

                                       5                              PROSPECTUS

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund and/or Portfolio assets)

Management Fee (paid by the Portfolio)                                    0.80%
Administration Fee to PIC (paid by the Fund)                              0.20%
Other Expenses (paid by both)                                             0.25%
                                                                         -----
Total Annual Fund Operating Expenses                                      1.25%
Expense Reimbursements **                                                (0.25%)
                                                                         -----
Net Expenses                                                              1.00%
                                                                         =====

----------
* The table above and the Example below reflect the expenses of the Fund and the Portfolio.
** Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses until March 1, 2011. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

EXAMPLE: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is only an illustration, and your actual costs may be higher or lower. Let's say, hypothetically, that the Fund's annual return is 5% , that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

After 1 year                     $  102
After 3 years                    $  318
After 5 years                    $  552
After 10 years                   $1,225

STRUCTURE OF THE FUND AND THE PORTFOLIO

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

The Portfolio may sell its shares to other funds and institutions as well as to the Fund. All who invest in the Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Fund's prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

PROSPECTUS                             6

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS, STRATEGIES AND RISKS

As described earlier, the Fund invests all of its assets in the Portfolio. This section gives more information about how the Portfolio invests.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolio to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

The Fund seeks long term growth of capital by investing in the Portfolio, which in turn invests primarily in the common stock of small companies. PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

The Portfolio invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

In determining whether to sell a security, PIC considers the following: (a) a fundamental change in company or industry outlook; (b) the company has met or exceed PIC's price target; (c) all securities that are considered portfolio graduates (companies with market capitalization exceeding $3.0 billion); (d) a review of stocks that have declined 15% from a recent high or purchase price;
(e) a review of bottom decile performers; (f) a review of relative price/earnings ratios for over valuation to forward earnings; and (g) a sector is being de-emphasized. These considerations are based on PIC's research, including analytical procedures, market research and, although not always possible, meetings or discussions with management of the company.

                                       7                              PROSPECTUS

The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Portfolio's assets according to its investment strategy. However, the Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, the Fund would not be seeking its investment objective.

MANAGEMENT

PIC is the advisor to the Portfolio in which the Fund invests. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold.

The Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of average daily net assets, the Portfolio paid 0.80%.

PROSPECTUS                             8

YOUR ACCOUNT

CALCULATION OF NET ASSET VALUE

Once each business day, the Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

HOW TO BUY SHARES

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after the investment is received and accepted.

You may buy shares of the Fund only through certain eligible institutions, such as financial institutions and broker-dealers who have entered into an agreement with the Fund to sell its shares. Such eligible institutions may charge you a fee for this service. Before investing, read its program materials for any additional service features or fees that may apply.

The minimum initial investment in the Fund is $1 million. This minimum may be waived for certain investors. This includes investors who make investments for a group of clients, such as financial or investment advisors or trust companies. There is no minimum subsequent investment.

If you are making an initial investment in the Fund, the Eligible Institution should call the Fund's Transfer Agent at 800-618-7643 to obtain an account number. The Eligible Institution may then purchase shares of the Fund by wiring the amount to be invested to the following address:

PNC Bank Philadelphia,
PA ABA #031-0000-53 DDA
#86-0172-6604
For credit to Provident Investment Counsel
Small Cap Growth Fund I
[Shareholder name and account number]

At the same time, you should mail an application form to the Fund's Transfer Agent, Provident Financial Processing Corp., at the following address:

Provident Investment Counsel
Small Cap Growth Fund I P.O. Box
8943 Wilmington, DE 19899

Subsequent investments may be made by wiring funds to the custodian bank at the above address.

If you buy shares by check then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

                                       9                              PROSPECTUS

When you open your Fund account, the person or persons who are authorized to give instructions to the Fund on your behalf will be identified.

Written instructions signed by an authorized person may be mailed to the Transfer Agent at P.O. Box 8943, Wilmington, DE 19899. The instructions may be delivered to the Transfer Agent at 400 Bellevue Parkway, Wilmington, DE 19809. The authorized person may send the written instructions by facsimile to 302-427-4511.

The redemption request should give the Fund's name, your account number and specify the amount of shares to be redeemed. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

You should make sure that the Transfer Agent and Administrator have a current list of persons authorized to give instructions to the Fund on your behalf.

PROSPECTUS                             10

SHAREHOLDER ACCOUNT POLICIES DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund distributes substantially all of its net income and capital gains, if any, to shareholders each year in December. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day.

[GRAPHIC] UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

TRANSACTION DETAILS

The Fund is open for business each day the NYSE is open. WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

The Fund reserves the right to suspend the offering of its shares for a period of time. The Fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

FINANCIAL HIGHLIGHTS

This table show the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the two years in the period ended October 31, 2000 and by other auditors for the prior period. PricewaterhouseCoopers LLP's reports and the Fund's financial statements are included in the Annual Report which is available upon request.

                                       11                             PROSPECTUS

For a share outstanding throughout each year

                                                                 YEAR ENDED OCTOBER 31,
                                             ---------------------------------------------------------------
                                              2000          1999          1998          1997          1996
                                             -------       -------       -------       -------       -------
Net asset value, beginning of year           $ 28.80       $ 18.13       $ 24.08       $ 23.19       $ 18.69
                                             -------       -------       -------       -------       -------
Income from investment operations:
  Net investment loss                          (0.30)        (0.20)        (0.03)        (0.40)        (0.10)
  Net realized and unrealized gain
   (loss) on investments                       12.24         10.87         (3.99)         1.58          4.60
                                             -------       -------       -------       -------       -------
Total from investment operations               11.94         10.67         (4.02)         1.18          4.50

Less distributions:
  From net realized gains                      (1.68)         0.00         (1.93)        (0.29)         0.00

Net asset value, end of year                 $ 39.06       $ 28.80       $ 18.13       $ 24.08       $ 23.19
                                             -------       -------       -------       -------       -------
TOTAL RETURN                                   42.29%        58.85%       (17.85%)        5.15%        24.08%
                                             =======       =======       =======       =======       =======

Ratios/supplemental data:
Net assets, end of year (millions)           $ 239.5       $ 218.0       $ 141.2       $ 105.5       $ 196.1

Ratios to average net assets:#++
Expenses                                        1.00%         1.00%         1.00%         1.00%         1.00%

Net investment loss                            (0.64%)       (0.79%)       (0.67%)       (0.48%)       (0.60%)

Portfolio turnover rate*                      143.39%       133.24%        81.75%       151.52%        53.11%

----------
# INCLUDES THE FUND'S SHARE OF EXPENSES, NET OF FEES WAIVED AND EXPENSES ABSORBED, ALLOCATED FROM THE PORTFOLIO.
++ NET OF FEES WAIVED AND EXPENSES ABSORBED OF 0.25%, 0.27%, 0.27%, 0.26% AND 0.35%, RESPECTIVELY.
* PORTFOLIO TURNOVER RATE OF PIC SMALL CAP PORTFOLIO, IN WHICH ALL OF THE FUND'S ASSETS ARE INVESTED.

PROSPECTUS                             12

                                 PRIVACY NOTICE

PIC Investment Trust and Provident Investment Counsel collect non-public information about you from the following sources:

     *    Information we receive about you on applications or other forms;

     *    Information you give us orally; and

     *    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                                       15                             PROSPECTUS

                          PROVIDENT INVESTMENT COUNSEL

                             SMALL CAP GROWTH FUND I

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the Fund's reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                          Provident Investment Counsel
                                 P.O. Box 8943
                              Wilmington, DE 19899
                            Telephone: 1-800-618-7643

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                         (The Trust's SEC Investment Company Act
                                                          File No. is 811-06498)

                              PIC INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2001

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus of the Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Mid Cap Fund A, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Technology Fund A, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Mid Cap Fund B, Provident Investment Counsel Small Company Growth Fund B, Provident Investment Counsel Mid Cap Fund C, and Provident Investment Counsel Small Company Growth Fund C, series of PIC Investment Trust (the "Trust"), which share a common prospectus dated February 28, 2001.

The Provident Investment Counsel Balanced Fund A (the "Balanced Fund") invests in the PIC Balanced Portfolio; the Provident Investment Technology Fund A (the "Technology Fund") invests in the PIC Technology Portfolio; the Provident
Investment Counsel Growth Fund A and the Provident Investment Counsel Growth Fund B (the "Growth Funds") invest in the PIC Growth Portfolio; the Provident Investment Counsel Mid Cap Fund A, the Provident Investment Counsel Mid Cap Fund B and the Provident Investment Counsel Mid Cap Fund C (the "Mid Cap Funds") invest in the PIC Mid Cap Portfolio; the Provident Investment Counsel Small Company Growth Fund A, the Provident Investment Counsel Small Company Growth Fund B and the Provident Investment Counsel Small Company Growth Fund C (the "Small Company Growth Funds") invest in the PIC Small Cap Portfolio. (In this SAI, the Balanced Fund, the Technology Fund, the Growth Funds, the Mid Cap Funds and the Small Company Growth Funds may be referred to as the "Funds," and the PIC Balanced Portfolio, PIC Technology Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio and PIC Small Cap Portfolio may be referred to as the "Portfolios").

Provident Investment Counsel (the "Advisor") is the Advisor to the Portfolios. A copy of the Funds' prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

                                TABLE OF CONTENTS

Investment Objectives and Policies .......................................  B-3
Investment Restrictions ..................................................  B-13
Management ...............................................................  B-15
Custodian and Auditors ...................................................  B-26
Portfolio Transactions and Brokerage .....................................  B-26
Portfolio Turnover .......................................................  B-28
Additional Purchase and Redemption Information ...........................  B-28
Net Asset Value ..........................................................  B-29
Taxation .................................................................  B-29
Dividends and Distributions ..............................................  B-32
Performance Information ..................................................  B-32
General Information ......................................................  B-34
Financial Statements .....................................................  B-36
Appendix .................................................................  B-37

                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

     Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

     In addition to selling its shares to a Fund, a Portfolio may sell its shares to other mutual funds or institutional investors. All investors in a Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in a Portfolio may sell their shares to the public at prices different from those of a Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in a Portfolio. Information concerning other holders of interests in a Portfolio is available by calling (800) 618-7643.

     The Trustees of the Trust believe that this structure may enable a Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing a Fund's assets in a Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. A Fund's investment in a Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of a Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of a Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

     Whenever a Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

     THE BALANCED FUND. The investment objective of the Balanced Fund is to provide high total return while reducing risk. There is no assurance that the Balanced Fund will achieve its objective. The Balanced Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Balanced Portfolio (the "Balanced Portfolio"). The Balanced Portfolio is a diversified open-end management investment company having the same investment objective as the Balanced Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Balanced Fund and the Balanced Portfolio. Because the investment characteristics of the Balanced

Fund will correspond directly to those of the Balanced Portfolio, the discussion refers to those investments and techniques employed by the Balanced Portfolio.

     THE GROWTH FUNDS. The investment objective of the Growth Funds is to provide long-term growth of capital. There is no assurance that the Growth Funds will achieve their objective. The Growth Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Growth Portfolio (the "Growth Portfolio"). The Growth Portfolio is a diversified open-end management investment company having the same investment objective as the Growth Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Growth Funds and the Growth Portfolio. Because the investment characteristics of the Growth Funds will correspond directly to those of the Growth Portfolio, the discussion refers to those investments and techniques employed by the Growth Portfolio.

     THE MID CAP FUNDS. The investment objective of the Mid Cap Funds is to provide long-term growth of capital. There is no assurance that the Mid Cap Funds will achieve their objective. The Mid Cap Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Mid Cap Portfolio (the "Mid Cap Portfolio"). The Mid Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Mid Cap Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Mid Cap Funds and the Mid Cap Portfolio. Because the investment characteristics of the Mid Cap Funds will correspond directly to those of the Mid Cap Portfolio, the discussion refers to those investments and techniques employed by the Mid Cap Portfolio.

     THE SMALL COMPANY GROWTH FUNDS. The investment objective of the Small Company Growth Funds is to provide capital appreciation. There is no assurance that the Small Company Growth Funds will achieve their objective. The Small Company Growth Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Small Cap Portfolio (the "Small Cap Portfolio"). The Small Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Small Company Growth Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Small Company Growth Funds and the Small Cap Portfolio. Because the investment characteristics of the Small Company Growth Funds will correspond directly to those of the Small Cap Portfolio, the discussion refers to those investments and techniques employed by the Small Cap Portfolio.

     THE TECHNOLOGY FUND. The investment objective of the Technology Fund is to provide long-term growth of capital. There is no assurance that the Technology Fund will achieve its objective. The Technology Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Technology
Portfolio (the "Technology Portfolio"). The Technology Portfolio is a non-diversified open-end management investment company having the same investment objective as the Technology Fund. The discussion below supplements information contained in the prospectus as to investment policies of the
Technology Fund and the Technology Portfolio. Because the investment characteristics of the Technology Fund will correspond directly to those of the Technology Portfolio, the discussion refers to those investments and techniques employed by the Technology Portfolio.

SECURITIES AND INVESTMENT PRACTICES

     The discussion below supplements information contained in the prospectus as to investment policies of the Portfolios. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goals.

     EQUITY SECURITIES. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     SHORT-TERM INVESTMENTS. Short-term investments are debt securities that mature within a year of the date they are purchased by a Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. A Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund or a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds and the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds and the Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

     REVERSE REPURCHASE AGREEMENTS. The Technology Portfolio may enter into reverse repurchase agreements, which involve the sale of a security by the Portfolio and its agreement to repurchase the security at a specified time and price. The Portfolio will maintain in a segregated account with the Custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the 1940 Act, these agreements are considered borrowings by the Portfolio and are subject to the percentage limitations on borrowings described below. The agreements are subject to the same types of risks as borrowings.

     BORROWING. The Technology Fund and the Technology Portfolio each may borrow up to 10% of its total assets from banks for temporary or emergency purposes, and may increase its borrowings to up to one-third of its total assets (less its liabilities other than borrowings) to meet redemption requests.

     The use of borrowing by the Fund or Portfolio involves special risk considerations. Since substantially all of the Fund's or Portfolio's assets fluctuate in value, whereas the interest obligation resulting from a borrowing remains fixed by the terms of the Fund's or Portfolio's agreement with its lender, the asset value per share of the Fund or Portfolio tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund or Portfolio did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund or Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     OPTIONS ACTIVITIES. The Balanced Portfolio may write (i.e., sell) call options ("calls") on debt securities, and the Small Cap Portfolio and Technology Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When any Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     These Portfolios may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If a Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

     These Portfolios also may write and purchase put options ("puts"). When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When a Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     A Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     FUTURES CONTRACTS. The Balanced Portfolio may buy and sell interest rate futures contracts, all the Portfolios may buy and sell stock index futures contracts and the Technology Portfolio may buy and sell options on futures contracts. The Portfolios will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

     A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Portfolio than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     Investments in futures options involve some of the same risks as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, and an option may be more risky than ownership of the futures contract. In general, the market prices of options are more volatile than the market prices of the underlying futures contracts. However, the purchase of options on futures contracts may involve less potential risk to the Technology Portfolio because the maximum amount at risk is limited to the premium paid for the option plus transaction costs.

     A Portfolio will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Portfolio's futures positions and premiums paid for such options would exceed 5% of the market value of the Portfolio's net assets.

     FOREIGN SECURITIES. The Portfolios may invest in securities of foreign issuers in foreign markets. In addition, the Portfolios may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. A Portfolio, other than the Technology Portfolio, may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the NASDAQ system. The Technology Portfolio may invest no more than 25% of its total assets in such securities.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolios may enter into forward contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs. The Portfolios may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.

     At or before the maturity date of a forward contract that requires a Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     SHORT SALES. The Technology Portfolio is authorized to make short sales of securities in an amount not exceeding 15% of the Portfolio's net assets.

     In a short sale, the Portfolio sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Portfolio must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Portfolio is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Portfolio has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Portfolio is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Portfolio is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by the Portfolio create opportunities to increase the Portfolio's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     LENDING FUND SECURITIES. To increase their income, the Technology Portfolio and the Mid Cap Portfolio may lend their portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. In addition, the Boards of Trustees of the Balanced Portfolio, Growth Portfolio and Small Cap Portfolio have approved securities lending by these Portfolios, subject to shareholder approval. Each Portfolio has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Portfolio. During the time a Portfolio's portfolio securities are on loan, the borrower pays a Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by a Portfolio will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially However, such securities lending will be made only when, in PIC's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of a Portfolio or the borrower.

     SEGREGATED ACCOUNTS. When a Portfolio writes an option, sells a futures contract, enters into a forward foreign currency exchange contract or sells securities short, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by a Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet a Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     WHEN-ISSUED SECURITIES. All of the Portfolios, other than the Technology Portfolio, may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Portfolio's net asset value. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. A Portfolio will limit its investments in when-issued securities to less than 5% of its total assets. When a Portfolio purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Portfolios may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest.

Prepayment of the mortgages underlying these securities may result in a Portfolio's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

     DEBT SECURITIES AND RATINGS. Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Funds) and the Portfolios have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund or a Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund or a Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund or a Portfolio. Except with respect to borrowing, changes in values of assets of a particular Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by such Fund or Portfolio at the time it purchases any security.

     As a matter of fundamental policy, each Portfolio, other than the Technology Portfolio, is diversified; i.e., at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Portfolio's total assets and no more than 10% of the issuer's outstanding voting securities. Although the Technology Fund is classified as a "diversified" fund, the Technology Portfolio is classified as a "non-diversified" fund. However, the Technology Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code, and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of the Portfolio's total assets may be invested in the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), and (ii) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of issuers each of which represents no more than 5% of the Portfolio's total assets and no more than 10% of the issuer's outstanding voting securities. The Funds invest all of their assets in shares of the Portfolios. Each Fund's and each Portfolio's investment objective is fundamental.

     In addition, except as noted below, no Fund or Portfolio may:

     1. Issue senior securities,  borrow money or pledge its assets, except that
(a) a Fund or a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, and (b) the Technology Fund or the Technology Portfolio may borrow on an unsecured basis from banks to meet redemption requests, provided that such borrowings may be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing); and provided further that neither the Technology Fund nor the Technology Portfolio may make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Make short sales of securities or maintain a short position, except that the Technology Portfolio may make short sales of securities;

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     4. Write put or call options, except that (a) the Balanced Portfolio may write covered call and cash secured put options on debt securities, and the Small Cap Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices, (b) this restriction does not apply to the Technology Fund or the Technology Portfolio, and (c) this restriction does not apply to the Mid Cap Portfolio;

     5. Act as underwriter (except to the extent a Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that any of the Funds may invest more than 25% of their assets in shares of a Portfolio;

     7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), except that this does not apply to the Mid Cap Portfolio;

     8. Purchase or sell commodities or commodity futures contracts, except that
(a) any Portfolio may purchase and sell stock index futures contracts, (b) the Technology Portfolio may purchase options on futures contracts, (c) the Balanced Portfolio may purchase and sell interest rate futures contracts, and (d) this does not apply to the Mid Cap Portfolio;

     9. Invest in oil and gas limited partnerships or oil, gas or mineral leases, except that this does apply to the Mid Cap Portfolio;

     10. Make loans (other than purchases of debt securities consistent with the investment policies of a Fund and Portfolio and repurchase agreements); except that (a) the Mid Cap Portfolio and the Technology Portfolio may make loans of portfolio securities, and (b) the Boards of Trustees of the other Portfolios have approved an amendment of this restriction to permit the other Portfolios to make loans of portfolio securities, subject to shareholder approval of this amendment;

     11. Make investments for the purpose of exercising control or management.

     The Portfolios observe the following restrictions as a matter of operating but not fundamental policy. Except as noted below, no Portfolio may:

     1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

     2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

     3. With respect to the Technology Portfolio and Mid Cap Portfolio, make loans of portfolio securities in an amount exceeding 25% of their respective total assets. The Boards of Trustees of the other Portfolios have adopted a similar restriction with respect to those Portfolios, to take effect if and when the current fundamental restriction against securities lending is modified as discussed above.

     4. With respect to the Mid Cap Portfolio, write put or call options.

     5. With respect to the Mid Cap Portfolio, purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts.

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent.

Likewise, the Portfolios each have a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The following table lists the Trustees and officers of the Trust, their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

                                   Positions(s)
                                    Held With
Name, Address and Age               the Trust                 Principal Occupation(s) During Page 5 Years
---------------------               ---------                 -------------------------------------------
Thomas M. Mitchell* (age 56)        Trustee and        Managing  Director of the Advisor since May 1995;  Executive
300 North Lake Avenue               President          Vice President of the Advisor from May 1983 to May 1999.
Pasadena, CA 91101

Jettie M. Edwards (age 54)          Trustee            Consulting principal of Syrus Associates  (consulting firm);
76 Seaview Drive                                       Director of the PBHG Funds, Inc.; Director of PBHG Insurance
Santa Barbara, CA 93108                                Series Fund, Inc.; Trustee of EQ Advisors Trust.

Richard N. Frank (age 76)           Trustee            Chief   Executive   Officer,   Lawry's   Restaurants,   Inc.
234 E. Colorado Blvd.                                  (restaurant company);  formerly,  Chairman of Lawry's Foods,
Pasadena, CA 91101                                     Inc. (restaurants and food seasoning).

James Clayburn LaForce (age 76)     Trustee            Dean  Emeritus,   John  E.  Anderson   Graduate   School  of
P.O. Box 1585                                          Management,  University of California, Los Angeles; Director
Pauma Valley, CA 95061                                 of The  BlackRock  Funds and  Trustee  of The Payden & Rygel
                                                       Investment   Trust   and   Trust  of   Investment   Managers
                                                       (registered investment companies; Director of the Timken Co.
                                                       (bearings  and alloy  steel  manufacturing  firm) and Jacobs
                                                       Engineering Group (engineering firm).

Angelo R. Mozilo (age 61)           Trustee            Chairman, CEO and President of Countrywide Credit Industries
155 N. Lake Avenue                                     (mortgage banking)
Pasadena, CA 911101

Wayne H. Smith (age 58)             Trustee            Vice President and Treasurer of Avery  Dennison  Corporation
150 N. Orange Grove Blvd.                              (pressure    sensitive    material   and   office   products
Pasadena, CA 91103                                     manufacturer).

Thomas J. Condon* (age 61)          Trustee            Managing Director of the Advisor.
300 North Lake Avenue
Pasadena, CA 91101

Aaron W.L. Eubanks, Sr. (age 37)    Vice President     Chief  Operating  Officer of the Advisor  since August 1999;
300 North Lake Avenue                                  and  Secretary  formerly,  Director  of  Operations  of  the
Pasadena CA 911101                                     Advisor.

William T. Warnick (age 31)         Vice President
300 North Lake Avenue                                  Chief  Financial  Officer of the Advisor  since August 1999;
Pasadena, CA 91101                                     and Treasurer formerly Controller of the Advisor.

----------
* denotes Trustees who are "interested persons" of the Trust or Portfolios under the 1940 Act.

     The officers and Trustees of the Trust, as listed above, hold the same positions with each of the Portfolios.

     The following compensation was paid to each of the following Trustees for the fiscal year ended October 31, 2000. No other compensation or retirement benefits were received by any Trustee or officer from the Trust or other registered investment company in the "Fund Complex."

                                                                                Deferred
                                                               Deferred       Compensation          Total
                                                             Compensation      Accrued as       Compensation
                          Aggregate         Aggregate      Accrued as Part       Part of       From Trust and
                         Compensation      Compensation        of Trust        Portfolios      Portfolios paid
Name of Trustee           from Trust     from Portfolios       Expenses         Expenses         to Trustee
---------------           ----------     ---------------       --------         --------         ----------
Jettie M. Edwards          $12,000           $12,000           $   -0-           $   -0-           $24,000
Wayne H. Smith             $ 5,500           $ 5,500           $ 6,000           $ 6,000           $23,000
Richard N. Frank           $   -0-           $   -0-           $12,000           $12,000           $24,000
James Clayburn LaForce     $ 9,000           $ 9,000           $ 3,000           $ 3,000           $24,000
Angelo R. Mozilo           $   -0-           $   -0-           $11,500           $11,500           $23,000

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Balanced Fund A as of January 31, 2001:

National Financial Services Corp,
For Exclusive Benefit of our customers - 5.98%
New York, NY 10008

Sanwa Bank California Trustee, FBO Beth Whipple - 6.00%
Los Angeles, CA 90060

Straffe & Co., FBO Safelite Glass  - 10.12%
Westerville, OH 43086

UMBSC & Co Trustee, FBO Lillick & Charles LLP - 55.41% Kansas City, MO 64141

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Technology Fund A as of January 31, 2001:

Larry D Tashjian and Karen D Tashjian
Trustee, FBO Tashjian Family Trust  - 9.47%
La Canada, CA 91011

George E Handtmann III and Janet L
Handtmann Trustee, Handtmann Family Trust  - 11.59%
Carpinteria, CA 93013

Provident Investment Counsel; Cash
Option Profit Sharing Plan, FBO Thomas M Mitchell  - 12.52%
San Gabriel, CA 91775

     To the knowledge of the Trust, as of January 31, 2001, Wilmington Trust Co, FBO Mustang Employee 401K, PO Box 8971, Wilmington, DE 19899 owned 77.07% of the outstanding shares of the Growth Fund A.

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Mid Cap Fund A as of January 31, 2000:

Larry D Tashjian and Karen D Tashjian
Trustees, For Tashjian Family Trust - 7.63%
La Canada, CA 91011

George E Handtmann III Trustee, For
Handtmann Family Trust - 8.46%
Carpinteria, CA 93013

Thomas J & Julie H Condon Trustee, For
the Condon Family Trust - 6.95%
San Marino, CA 91108

Merrill Lynch, Attn Fund Admin - 24.18%
Jacksonville, FL 32246

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Company Growth Fund A as of January 31, 2001:

UMBSC & Co Trustee, FBO IBC Savings - 7.41%
Kansas City, MO 64141

Strafe & Co  - 14.82%
Westerville, OH 43086

Charles Schwab & Co Inc., Special
Custody Acct for Ben of Cust  -  9.91%
San Francisco, CA 94104

Atlantic Trust Company NA Nominee Account  - 14.33%
Boston, MA 02110

UMBSC & Co, FBO Interstate Brands Corp - 23.52%
Kansas City, MO 64141

UMBSC & Co, FBO Interstate Brands Unit Elect-Mod - 7.75%
Kansas City, MO 64141

     To the knowledge of the Trust, as of January 31, 2001, Merrill Lynch, for sole benefit of its customers, Jacksonville, FL 32246 and Robert Baird Co., Inc., Milwaukee, WI 53202, owned 80.73% and 5.16%, respectively, of the outstanding shares of the Growth Fund B.

     To the knowledge of the Trust, as of January 31, 2001, Merrill Lynch, for sole benefit of its customers, Jacksonville, FL 32246 owned 97.40% of the outstanding shares of the Mid Cap Fund B.

     To the knowledge of the Trust, as of January 31, 2001, Merrill Lynch, for sole benefit of its customers, Jacksonville, FL 32246 owned 96.23% of the outstanding shares of the Small Company Growth Fund B.

     To the knowledge of the Trust, as of January 31, 2001, Merrill Lynch, for sole benefit of its customers, Jacksonville, FL 32246 owned 99.63% of the outstanding shares of the Mid Cap Fund C.

     To the knowledge of the Trust, as of January 31, 2001, Merrill Lynch, for sole benefit of its customers, Jacksonville, FL 32246 owned 99.35% of the outstanding shares of the Small Company Growth Fund C.

     As of January 30, 2001, shares of the Funds owned by the Trustee and officers as a group were less than 1%.

THE ADVISOR

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolios. Subject to the supervision of the Boards of Trustees of the Portfolios, investment management and services will be provided to the Portfolios by the Advisor, pursuant to separate Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Portfolios and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including: (i) interest and taxes;

(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual, plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Portfolios. The term "Advisor" also refers to the Advisor's predecessor.

     For its services, the Advisor receives a fee from the Balanced Portfolio at an annual rate of 0.60% of its average net assets, from the Growth Portfolio 0.80% of its average net assets, from the Small Cap Portfolio 0.80% of its average net assets, from the Mid Cap Portfolio 0.70% of its average net assets and from the Technology Portfolio 0.80% of its average net assets.

     For the fiscal year ended October 31, 2000, the Balanced Portfolio paid the Advisor fees of $123,802, net of a waiver of $102,737. For the same period, the Growth Portfolio paid the Advisor fees of $1,665,351, net of a waiver of $1,869. For the same period, the Mid Cap Portfolio paid the Advisor fees of $121,216, net of a waiver of $104,920. For the same period, the Small Cap Portfolio paid the Advisor fees of $2,771,902. For the period September 29, 2000 (commencement of operations) through October 31, 2000, the Technology Portfolio paid the Advisor fees of $779, net of a waiver of $4,062.

     For the fiscal year ended October 31, 1999, the Balanced Portfolio paid the Advisor fees of $101,317, net of a waiver of $90,404. For the same period, the Growth Portfolio paid the Advisor fees of $1,329,942, net of a waiver of $7,147. For the same period, the Mid Cap Portfolio accrued advisory fees of $58,869, all of which were waived. For the same period the Small Cap Portfolio paid the Advisor fees of $1,789,614, net of a waiver of $3,878.

     For the fiscal year ended October 31, 1998, the Advisor earned fees pursuant to the Advisory Agreements as follows: from the Balanced Portfolio, $236,672; from the Growth Portfolio, $1,045,893; and from the Small Cap Portfolio, $1,418,731. During the period December 31, 1997 through October 31, 1998, the Advisor earned fees pursuant to the Advisory Agreement from the Mid

Cap Portfolio of $29,031. However, the Advisor has voluntarily agreed to limit the aggregate expenses of the Balanced Portfolio to 0.80% of average net assets, the aggregate expenses of the Mid Cap Portfolio to 0.90% of average net assets, and the aggregate expenses of the Growth and Small Cap Portfolios to 1.00% of average net assets. As a result, the Advisor paid expenses of the Balanced Portfolio that exceeded these expense limits in the amount of $71,076 during the fiscal year ended October 31, 1998. The Advisor paid expenses of the Growth Portfolio that exceeded these expense limits in the amount of $22,176 during the fiscal year ended October 31, 1998. The Advisor waived advisory fees due from the Mid Cap Portfolio in the amount of $85,951 for the period December 31, 1997 through October 31, 1998. The Advisor paid expenses of the Small Cap Portfolio that exceeded these expense limits in the amount of $24,020 during the fiscal year ended October 31, 1998.

     Under the Advisory Agreements, the Advisor will not be liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreements will remain in effect for two years from their execution. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     The Advisory Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreements also may be terminated by the Advisor on 60 days written notice to the Portfolios. The Advisory Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to Administration Agreements, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust.

     During the fiscal years ended October 31, 2000, 1999 and 1998, the Advisor earned fees from the Balanced Fund A of $74,654, $63,395 and $78,802,
respectively;   from  the  Growth  Fund  A  of  $16,931,   $11,251  and  $6,338,
respectively; from the Small Company Growth Fund A of $65,436, $2,263 and $6,173, respectively. For fiscal years ended October 31, 2000 and 1999 and for the period December 31, 1997 through October 31, 1998, the Adviser earned fees from the Mid Cap Fund A of $52,271, $16,589 and $8,219, respectively. During the fiscal year ended October 31, 2000 and the period March 31, 1999 through October 31, 1999, the Advisor earned fees from the Growth Fund B of $3,368 and $458, respectively; from the Mid Cap Fund B of $11,369 and $124, respectively; and from the Small Company Growth Fund B in the amounts of $24,51 and $59, respectively. During the period September 29, 2000 through October 31, 2000, the Advisor earned fees from Technology Fund A in the amount of $1,210. During the period March 1, 2000 through October 31, 2000, the Advisor earned fees from Mid Cap Fund C and Small Company Growth Fund C in the amounts of $809 and $95, respectively.

     The Advisor has agreed to limit the aggregate expenses of the Balanced Fund A, Growth Fund A, Mid Cap Fund A and Small Company Growth Fund A (including expenses allocated from the respective Portfolio) to 1.05%, 1.35%, 1.39% and 1.45% (effective May 1, 2000), respectively, of each Fund's average daily net assets. The Advisor has agreed to limit the aggregate expenses of the Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B (including expenses allocated from the respective Portfolio) to 2.10%, 2.14% and 2.30%, respectively, of each Fund's average daily net assets. As a result, for the fiscal year ended October 31, 2000, the Advisor waived fees and reimbursed expenses of the Funds as follows:

                                        Waived           Reimbursed
                                         Fees             Expenses
                                         ----             --------
Balanced Fund A                        $74,654            $154,804
Growth Fund A                           16,931              77,063
Mid Cap Fund A                          52,271              73,233
Small Company Growth Fund A             65,436              74,171
Growth Fund B                            3,368              75,139
Mid Cap Fund B                          11,369              62,023
Small Company Growth Fund B              2,451              17,451

     The Advisor has agreed to limit the aggregate expenses of the Technology Fund A (including expenses allocated from the Technology Portfolio) to 1.60% of the Fund's average daily net assets. As a result, for the period September 29, 2000 through October 31, 2000, the Advisor waived fees due from the Fund in the amount of $1,210 and reimbursed expenses of the Fund in the amount of $5,305.

     The Advisor has agreed to limit the aggregate expenses of the Mid Cap Fund C and Small Company Growth Fund C (including expenses allocated from the respective Portfolio) to 2.14% and 2.30%, respectively, of each Fund's average daily net assets. As a result, for the period March 1, 2000 through October 31, 2000, the Advisor waived fees and reimbursed expenses of the Funds as follows:

                                        Waived           Reimbursed
                                         Fees             Expenses
                                         ----             --------
Mid Cap Fund C                           $809              $55,932
Small Company Growth Fund C                95               55,817

     The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds (or the Portfolios) if, within three subsequent years, a Fund's expenses are less than the limit agreed to by the Advisor. For the fiscal year ended October 31, 2000, the Small Cap Portfolio reimbursed the Advisor for expenses in the amount of $32,371.

THE ADMINISTRATOR

     The Funds and the Portfolios each pay a monthly administration fee to Investment Company Administration, LLC for managing some of their business affairs. Each Fund pays an annual fee of $15,000. Each Portfolio pays an annual administration fee of 0.10% of its average net assets. Each Portfolio, other than the Balanced Portfolio and Technology Portfolio (which have no minimum), is subject to an annual minimum administration fee of $45,000. For the fiscal year ended October 31, 2000, the Balanced Portfolio, Growth Portfolio, Mid Cap Portfolio and Small Cap Portfolio paid $37,756, $208,403, $45,552 and $346,488, respectively, in administration fees. For the period September 29, 2000 through October 31, 2000, the Technology Portfolio paid $605 in administration fees. For the fiscal year ended October 31, 1999, the Balanced Portfolio, Growth Portfolio, Mid Cap Portfolio and Small Cap Portfolio paid $31,954, $167,136, $45,625 and $224,187, respectively, in administration fees. For the fiscal year ended October 31, 1998, the Balanced Portfolio, Growth Portfolio, Mid Cap Portfolio and Small Cap Portfolio paid $39,445, $130,737, $37,835 and $177,341, respectively, in administration fees.

THE DISTRIBUTOR

     First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, is the Trust's principal underwriter.

     For the fiscal year ended October 31, 2000, the aggregate sales commissions received by the Distributor with respect to Balanced Fund A were $1,180; with respect to Growth Fund A were $1,989; with respect to Mid Cap Fund A were $14,565; and with respect to Small Company Growth Fund A were $5,652.

DISTRIBUTION PLANS

     The Trustees and/or shareholders of the Trust have adopted, on behalf of each Fund A, a Distribution Plan (the "A Plan") pursuant to Rule 12b-1 under the 1940 Act. The A Plan provides that each Fund A will pay a 12b-1 fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets for expenses incurred in marketing its shares, including advertising, printing and compensation to securities dealers or other industry professionals.

     The Trustees of the Trust have adopted, on behalf of each Fund B, a Distribution Plan (the "B Plan") pursuant to Rule 12b-1 under the 1940 Act. The B Plan provides for the payment of a distribution fee at the annual rate of up to 0.75% of each Fund B's average daily net assets for expenses incurred in marketing its shares and a service fee at the annual rate of up to 0.25% of each Fund B's average daily net assets.

     The Trustees of the Trust have adopted, on behalf of each Fund C, a Distribution Plan (the "C Plan") pursuant to Rule 12b-1 under the 1940 Act. The C Plan provides for the payment of a distribution fee at the annual rate of up to 0.75% of each Fund C's average daily net assets for expenses incurred in marketing its shares and a service fee at the annual rate of up to 0.25% of each Fund C's average daily net assets.

     For the fiscal  year ended  October  31,  2000,  the  Balanced  Fund A paid
$93,317 under its Plan, of which $15,411 was paid as compensation to broker-dealers, $52,300 was compensation to sales personnel, $1,000 was for reimbursement of advertising and marketing materials expenses, $1,077 was for reimbursement of printing and postage expenses and $23,529 was for miscellaneous other expenses. During the same period, the Growth Fund A paid $21,165 under its Plan, of which $4,308 was paid as compensation to broker-dealers, $10,674 was compensation to sales personnel, $215 was for reimbursement of advertising and marketing materials expenses, $895 was for reimbursement of printing and postage expenses and $5,074 was for miscellaneous other expenses. During the same period, the Mid Cap Fund A paid $65,339 under its Plan, of which $14,132 was paid as compensation to broker-dealers, $33,746 was compensation to sales personnel, $647 was for reimbursement of advertising and marketing materials expenses, $1,186 was for reimbursement of printing and postage expenses and $15,628 was for miscellaneous other expenses. During the same period, the Small Company Growth Fund A paid $81,795 under its Plan, of which $26,931 was paid as compensation to broker-dealers, $37,251 was compensation to sales personnel, $669 was for reimbursement of advertising and marketing materials expenses, $1,707 was for reimbursement of printing and postage expenses and $15,237 was for miscellaneous other expenses. During the period September 29, 2000 through October 31, 2000, the Technology Fund paid $1,512 under its Plan, all of which was paid as compensation to broker-dealers.

     For the fiscal year ended October 31, 2000, the Growth Fund B paid $12,630 under its Plan, of which $742 was paid as compensation to broker-dealers; $6,532 was compensation to sales personnel, $118 was for reimbursement of advertising and marketing materials expenses, $2,353 was for reimbursement of printing and postage expenses and $2,886 was for miscellaneous other expenses. During the same period, the Mid Cap Fund B paid $42,635 under its Plan, of which $7,778 was paid as compensation to broker-dealers; $21,342 was compensation to sales personnel, $306 was for reimbursement of advertising and marketing materials expenses, $3,693 was for reimbursement of printing and postage expenses and $9,516 was for miscellaneous other expenses. During the same period, the Small Company Growth Fund B paid $9,185 under its Plan, of which $1,920 was paid as compensation to broker-dealers; $3,548 was compensation to sales personnel, $67 was for reimbursement of advertising and marketing materials expenses, $1,917 was for reimbursement of printing and postage expenses and $1,697 was for miscellaneous other expenses.

     During the period March 1, 2000 through October 31, 2000, the Mid Cap Fund C paid $3,033 under its Plan, of which $393 was paid as compensation to broker-dealers; $1,566 was compensation to sales personnel, $50 was for reimbursement of advertising and marketing materials expenses, $272 was for reimbursement of printing and postage expenses and $752 was for miscellaneous other expenses. During the same period, the Small Company Growth Fund C paid $355 under its Plan, of which $112 was paid as compensation to broker-dealers; $21 was compensation to sales personnel, $213 was for reimbursement of printing and postage expenses and $8 was for miscellaneous other expenses.

SHAREHOLDER SERVICES PLAN

     On May 15, 1998, the Board of Trustees approved the implementation of a Shareholder Services Plan (the "Services Plan") under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, each Fund A will pay the Advisor a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a "Participating Organization") out of the fees the Advisor receives from the Funds under the Services Plan to the extent that the Participating Organization performs shareholder servicing functions for Fund A shares owned by its customers.

     During the fiscal year ended October 31, 2000, Balanced Fund A, Growth Fund A, Mid Cap Fund A and Small Company Growth Fund A paid $55,990, $12,699, $39,203 and $49,077, respectively, in shareholder servicing fees. During the fiscal year ended October 31, 2000, Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B paid $4,210, $14,211 and $3,062, respectively, in shareholder servicing fees. During the period September 29, 2000 through December 31, 2000, Technology Fund A paid $908 in shareholder servicing fees. During the period March 1, 2000 through October 31, 2000, Mid Cap Fund C and Small Company Growth Fund C paid $1,011 and $119, respectively, in shareholder servicing fees.

DEALER COMMISSIONS

     The Distributor pays a portion of the sales charges imposed on purchases of the Fund A shares to retail dealers, as follows:

                                                      Dealer Commission
                                                          as a % of
                Your investment                        offering price
                ---------------                        --------------
                Up to $49,000                               5.00%
                $50,000-$99,999                             3.75
                $100,000-$249,999                           2.75
                $250,000-$499,999                           2.00
                $500,000-$999,999                           1.60
                $1,000,000 and over                          *

* The Distributor pays a commission of up to 1.00% to financial institutions that initiate purchases of $1 million or more.

                             CUSTODIAN AND AUDITORS

     The Trust's custodian, Provident National Bank, 200 Stevens Drive, Lester, PA 19113 is responsible for holding the Funds' assets. Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, DE 19809, acts as each Fund's transfer agent; its mailing address is P.O. Box 8943, Wilmington, DE 19899. The Trust's independent accountants, PricewaterhouseCoopers LLP, assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolios by placing purchase and sale orders for the Portfolios, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreements to consider whether the broker provides research or statistical information to the Portfolios and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolios or the Funds which invest in the Portfolios.

     The Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     During the fiscal year ended October 31, 2000, the Balanced Portfolio paid $40,850 in brokerage commissions, of which $3,707 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1999, the Balanced Portfolio paid $33,433 in brokerage commissions, of which $2,372 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1998, the Balanced Portfolio paid $34,286 in brokerage commissions, of which $319 was paid to brokers who furnished research services.

     During the fiscal year ended October 31, 2000, the Growth Portfolio paid $338,144 in brokerage commissions, of which $11,375 was paid to brokers who furnished research services During the fiscal year ended October 31, 1999, the Growth Portfolio paid $214,042 in brokerage commissions, of which $17,604 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1998, the Growth Portfolio paid $165,841 in brokerage commissions, of which $2,255 was paid to brokers who furnished research services.

     During the fiscal year ended October 31, 2000, the Mid Cap Portfolio paid $53,458 in brokerage commissions, of which $2,763 was paid to brokers who furnished research services During the fiscal year ended December 31, 1999, the Mid Cap Portfolio paid $22,029 in brokerage commissions, of which $234 was paid to brokers who furnished research services. During the period December 31, 1997 through October 31, 1998, the Mid Cap Portfolio paid $15,377 in brokerage commissions, of which $921 was paid to brokers who furnished research services.

     During the fiscal year ended October 31, 2000, the Small Cap Portfolio paid $368,155 in brokerage commissions, of which $41,358 was paid to brokers who furnished research services. During the fiscal year ended December 31, 1999, the Small Cap Portfolio paid $341,189 in brokerage commissions, of which $25,493 was paid to brokers who furnished research services. During the fiscal year ended December 31, 1998, the Small Cap Portfolio paid $208,083 in brokerage commissions, of which $10,766 was paid to brokers who furnished research services.

     During the period September 29, 2000 through October 31, 2000, the Technology Portfolio paid $1,013 in brokerage commissions.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolios in the valuation of the Portfolios' investments. The research which the Advisor receives for the Portfolios' brokerage commissions, whether or not useful to the Portfolios, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Portfolios.

     The debt securities which will be a major component of the Balanced Portfolio's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolios directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                               PORTFOLIO TURNOVER

     Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." Balanced Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2000 and 1999 was 206.19% and 174.19%, respectively. Growth Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2000 and 1999 was 148.85% and 80.34%, respectively. The Growth Portfolio experienced a higher rate of portfolio turnover in 2000 than expected. This was not the result of a change in investment philosophy by PIC. Rather, it was caused by increased market volatility, unprecedented levels of industry change, changing sector performance and changes to the composition of the Portfolio's benchmark. Mid Cap Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2000 and 1999 was185.88% and 144.64%, respectively. Small Cap Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2000 and 1999 was 143.39% and 133.24%, respectively. Technology Portfolio's portfolio turnover rate for the period September 29, 2000 through October 31, 2000 was 8.02%.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     The contingent deferred sales charge imposed on Fund B and Fund C shares does not apply to (a) any redemption pursuant to a tax-free return of an excess contribution to an individual retirement account or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Fund shares for a minimum period of three years; (c) any redemption by advisory accounts managed by the Advisor or its affiliates; (d) any redemption made by employees, officers or directors of the Advisor or its affiliates; (e) any redemption by a tax-exempt employee benefit plan if continuation of the investment would be improper under applicable laws or regulations; and (f) any redemption or transfer of ownership of shares following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (the "Code"), of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability.

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). The Trust has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                 NET ASSET VALUE

     The net asset value of a Portfolios' shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day. Each Portfolio's net asset value is calculated separately.

     The net asset value per share is computed by dividing the value of the securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio outstanding at such time.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

                                    TAXATION

PORTFOLIOS' TAX STATUS

     Each Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation under the Code. Accordingly, any interest, dividends and gains or losses of a Portfolio will be deemed to have been "passed through" to the Funds and the other investors in the Portfolio in proportion to their respective interests in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

FUNDS' TAX STATUS

     The Funds will each be taxed as separate entities under the Code and each intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have paid by the Fund and received by the shareholders on the record if the dividends are paid by the fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

SPECIAL TAX CONSIDERATIONS

     Dividends and interest received by the Portfolios may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Portfolios. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, the Funds investing in the Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Funds will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Funds will report annually to their shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forward contracts used by the Portfolios are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Portfolios at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Portfolios may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolios. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Portfolios and taxed as ordinary income when distributed to shareholders of the Funds. The Portfolios may make certain elections available under the Code which are applicable to straddles. If a Portfolio makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Funds must meet to qualify as RICs, described above, may limit the extent to which the Portfolios will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by a Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     Each Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average annual total return quotations used in a Fund's advertising and promotional materials are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Funds' return computed at the public offering price (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the periods ended October 31, 2000 are set forth below*:

AVERAGE ANNUAL TOTAL RETURN

                                   One Year     Five Years     Life of Fund**
                                   --------     ----------     --------------
Balanced Fund A                      5.61%         15.13%          13.06%
Growth Fund A                        4.76%           N/A           18.33%
Mid Cap Fund A                      85.76%           N/A           46.41%
Small Company Growth Fund A         34.80%           N/A           17.47%
Growth Fund B                        5.30%           N/A            5.45%
Mid Cap Fund B                      90.00%           N/A           68.65%
Small Company Growth Fund B         35.54%           N/A           49.50%

----------
* Certain fees and expenses of the Funds have been reimbursed from inception through October 31, 2000. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.
** The inception dates for the Funds are as follows: Balanced Fund A - June 11, 1992 ; Technology Fund A- September 29, 2000; Growth Fund A - February 3, 1997; Mid Cap Fund A - December 31, 1997; Small Company Growth Fund A - February 3, 1997; Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B - March 31, 1999.

ANNUAL TOTAL RETURN

                                               Life of Fund**
                                               -------------

Technology Fund A                                 -14.19%
Small Company Growth Fund C                       -24.46%
Mid Cap Fund C                                     -1.10%

----------
* Certain fees and expenses of the Funds have been reimbursed from inception through October 31, 2000. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed. ** The inception dates are as follows: Technology Fund A - September 29, 2000; Small Company Growth Fund C and Mid Cap Fund C - March 1, 2000.

YIELD

     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                       --
                                       cd
where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

     Each Fund is a diversified series of the Trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created twelve series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     Prior to October 31, 1999, the Provident Investment Counsel Funds A were called Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund and Provident Investment Counsel Pinnacle Small Company Growth Fund.

     Each Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

     The Boards of the Trust, the Portfolios, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolios.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Funds for the fiscal year ended October 31, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP: CORPORATE BOND RATINGS

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                              PIC INVESTMENT TRUST

                          PROVIDENT INVESTMENT COUNSEL
                                  GROWTH FUND I

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2001

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated February 28, 2001, as may be amended, of the Provident Investment Counsel Growth Fund I, a series of PIC Investment Trust (the "Trust"). The Provident Investment Counsel Growth Fund I (the "Fund") invests in the PIC Growth Portfolio (the "Portfolio").

Provident Investment Counsel (the "Advisor") is the Advisor to the Portfolio. A copy of the prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

                                TABLE OF CONTENTS

Investment Objectives and Policies ......................................   B-2
Investment Restrictions .................................................   B-8
Management ..............................................................   B-10
Custodian and Auditors ..................................................   B-15
Portfolio Transactions and Brokerage ....................................   B-15
Portfolio Turnover ......................................................   B-16
Additional Purchase and Redemption Information ..........................   B-16
Net Asset Value .........................................................   B-17
Taxation ................................................................   B-17
Dividends and Distributions .............................................   B-20
Performance Information .................................................   B-20
General Information .....................................................   B-22
Financial Statements ....................................................   B-23
Appendix ................................................................   B-24

                       INVESTMENT OBJECTIVES AND POLICIES

     INTRODUCTION. The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

     In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio may sell their shares to the public at prices different from those of the Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in the Portfolio. Information concerning other holders of interests in the Portfolio is available by calling
(800) 618-7643.

     The Trustees of the Trust believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. The Fund's investment in the Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

     Whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

     The investment objective of the Fund is to provide long-term growth of capital. There is no assurance that the Fund will achieve its objective. The Fund will attempt to achieve its objective by investing all of its assets in shares of the Portfolio. The Portfolio is a diversified open-end management investment company having the same investment objective as the Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Fund and the Portfolio. Because the investment characteristics of the Fund will correspond directly to those of the Portfolio, the discussion refers to those investments and techniques employed by the Portfolio.

SECURITIES AND INVESTMENT PRACTICES

     The discussion below supplements information contained in the prospectus as to investment policies of the Portfolio. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goals.

     EQUITY SECURITIES. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     SHORT-TERM INVESTMENTS. Short-Term Investments are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Rating Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund or the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund and the Portfolio intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund and the Portfolio intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

     FUTURES CONTRACTS. The Portfolio may buy and sell stock index futures contracts. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract may be used as a hedge by any of the Portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     The Portfolio will not purchase or sell futures contracts, as a result, the amount of margin deposit on the Portfolio's futures positions would exceed 5% of the market value of the Portfolio's net assets.

     FOREIGN SECURITIES. The Portfolio may invest in foreign issuers in foreign markets. In addition, the Portfolio may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. Ther Portfolio may not invest more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depositary Receipts which are listed on a national securities exchange or included in the NASDAQ system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward contracts with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. The

Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     LENDING FUND SECURITIES. The Board of Trustees of the Portfolio has approved securities lending by the Portfolio, subject to shareholder approval. The Portfolio has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Portfolio. Subject to such shareholder approval, to increase its income, the Portfolio may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. During the time the Portfolio's portfolio securities are on loan, the borrower pays the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Portfolio will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially However, such securities lending will be made only when, in PIC's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Portfolio or the borrower.

     SEGREGATED ACCOUNTS. When the Portfolio sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Portfolio's obligations pursuant to the forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Portfolio's net asset value. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio will limit its investments in when-issued securities to less than 5% of its total assets. When the Portfolio purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Portfolio may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage- backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Portfolio's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States.

     Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

     DEBT SECURITIES AND RATINGS. Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Fund) and the Portfolio have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund or the Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund or the Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio. Except with respect to borrowing, changes in values of assets of the Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund or Portfolio at the time it purchases any security.

     As a matter of fundamental policy, the Portfolio is diversified; i.e., at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Portfolio's total assets and no more than 10% of the issuer's outstanding voting securities. The Fund invests all of its assets in shares of the Portfolio. The Fund's and the Portfolio's investment objective is fundamental.

     In addition, neither the Fund nor the Portfolio may:

     1. Issue senior securities, borrow money or pledge its assets, except that the Fund or the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Make short sales of securities or maintain a short position;

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     4. Write put or call options;

     5. Act as underwriter (except to the extent the Fund or the Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund may invest more than 25% of its assets in shares of the Portfolio;

     7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     8. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts;

     9. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

     10. Make loans (other than purchases of debt securities consistent with the investment policies of the Fund and the Portfolio and repurchase agreements) except that the Board of Trustees of the Portfolio has approved an amendment of this restriction to permit the Portfolio to make loans of portfolio securities, subject to shareholder approval of this amendment;

     11. Make investments for the purpose of exercising control or management.

     The Portfolio observes the following restrictions as a matter of operating but not fundamental policy. The Portfolio may not:

     1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

     2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

     3. The Board of Trustees of the Portfolio has adopted the following restriction which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of its total assets.

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. Likewise, the Portfolio has a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolio are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The following table lists the Trustees and officers of the Trust, their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

                                   Positions(s)
                                    Held With
Name, Address and Age               the Trust                 Principal Occupation(s) During Page 5 Years
---------------------               ---------                 -------------------------------------------
Thomas M. Mitchell* (age 56)        Trustee and        Managing  Director of the Advisor since May 1995;  Executive
300 North Lake Avenue               President          Vice President of the Advisor from May 1983 to May 1999.
Pasadena, CA 91101

Jettie M. Edwards (age 54)          Trustee            Consulting principal of Syrus Associates  (consulting firm);
76 Seaview Drive                                       Director of the PBHG Funds, Inc.; Director of PBHG Insurance
Santa Barbara, CA 93108                                Series Fund, Inc.; Trustee of EQ Advisors Trust.

Richard N. Frank (age 76)           Trustee            Chief   Executive   Officer,   Lawry's   Restaurants,   Inc.
234 E. Colorado Blvd.                                  (restaurant company);  formerly,  Chairman of Lawry's Foods,
Pasadena, CA 91101                                     Inc. (restaurants and food seasoning).

James Clayburn LaForce (age 76)     Trustee            Dean  Emeritus,   John  E.  Anderson   Graduate   School  of
P.O. Box 1585                                          Management,  University of California, Los Angeles; Director
Pauma Valley, CA 95061                                 of The  BlackRock  Funds and  Trustee  of The Payden & Rygel
                                                       Investment   Trust   and   Trust  of   Investment   Managers
                                                       (registered investment companies; Director of the Timken Co.
                                                       (bearings  and alloy  steel  manufacturing  firm) and Jacobs
                                                       Engineering Group (engineering firm).

Angelo R. Mozilo (age 61)           Trustee            Chairman, CEO and President of Countrywide Credit Industries
155 N. Lake Avenue                                     (mortgage banking)
Pasadena, CA 911101

Wayne H. Smith (age 58)             Trustee            Vice President and Treasurer of Avery  Dennison  Corporation
150 N. Orange Grove Blvd.                              (pressure    sensitive    material   and   office   products
Pasadena, CA 91103                                     manufacturer).

Thomas J. Condon* (age 61)          Trustee            Managing Director of the Advisor.
300 North Lake Avenue
Pasadena, CA 91101

Aaron W.L. Eubanks, Sr. (age 37)    Vice President     Chief  Operating  Officer of the Advisor  since August 1999;
300 North Lake Avenue                                  and  Secretary  formerly,  Director  of  Operations  of  the
Pasadena CA 911101                                     Advisor.

William T. Warnick (age 31)         Vice President
300 North Lake Avenue                                  Chief  Financial  Officer of the Advisor  since August 1999;
Pasadena, CA 91101                                     and Treasurer formerly Controller of the Advisor.

----------
* denotes Trustees who are "interested persons" of the Trust or Portfolios under the 1940 Act.

     The officers and Trustees of the Trust, as listed above, hold the same positions with the Portfolio.

     The following compensation was paid to each of the following Trustees for the fiscal year ended October 31, 2000. No other compensation or retirement benefits were received by any Trustee or officer from the Trust or other registered investment company in the "Fund Complex."

                                                                                Deferred
                                                               Deferred       Compensation          Total
                                                             Compensation      Accrued as       Compensation
                          Aggregate         Aggregate      Accrued as Part       Part of       From Trust and
                         Compensation      Compensation        of Trust        Portfolios      Portfolios paid
Name of Trustee           from Trust     from Portfolios       Expenses         Expenses         to Trustee
---------------           ----------     ---------------       --------         --------         ----------
Jettie M. Edwards          $12,000           $12,000           $   -0-           $   -0-           $24,000
Wayne H. Smith             $ 5,500           $ 5,500           $ 6,000           $ 6,000           $23,000
Richard N. Frank           $   -0-           $   -0-           $12,000           $12,000           $24,000
James Clayburn LaForce     $ 9,000           $ 9,000           $ 3,000           $ 3,000           $24,000
Angelo R. Mozilo           $   -0-           $   -0-           $11,500           $11,500           $23,000

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Fund as of January 31, 2001:

Harris Trust and Savings Bank Trustee,
FBO Lower Bucks Hospital - 5.56%
Chicago, IL 60603

Vanguard Fiduciary Trust Co Trustee,
FBO Memorial Health Services Plan 91582 - 33.45%
Valley Forge, PA 19482

Mercantile Safe Deposit & Trust Co Trustee,
FBO NFL Supplemental Exec Ret Plan Trust - 5.80%
Linthicum, MD 21090

     As of January 31, 2001, shares of the Fund owned by the Trustees and officers as a group were less than 1%.

THE ADVISOR

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolio. Subject to the supervision of the Boards of Trustees of the Portfolio, investment management and services will be provided to the Portfolio by the

Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Portfolio and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolio and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolio and the legal obligations with respect to which the Trust or the Portfolio may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual, plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into a new Advisory Agreement having the same terms as the previous Advisory Agreement with the Portfolio. The term "Advisor" also refers to the Advisor's predecessor.

     For its services, the Advisor receives a fee from the Portfolio at an annual rate of 0.80% of their average daily net assets.

     For the fiscal year ended October 31, 2000, the Portfolio paid the Advisor fees of $1,665,351, net of a waiver of $1,869. For the fiscal year ended October 31, 1999, the Portfolio paid the Advisor fees of $1,329,942, net of a waiver of $7,147. For the fiscal year ended October 31, 1998, the Advisor earned fees from the Portfolio pursuant to the Advisory Agreement in the amount of $1,045,893. However, the Advisor has voluntarily agreed to limit the aggregate expenses of the Portfolio to 1.00% of average net assets. As a result, the Advisor paid expenses of the Portfolio that exceeded these expense limits in the amount of $22,176 during the fiscal year ended October 31, 1998.

     Under the Advisory Agreement, the Advisor will not be liable to the Portfolio for any error of judgment by the Advisor or any loss sustained by the Portfolio except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreement will remain in effect for two years from its execution. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Portfolio. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to an Administration Agreement, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust. During the fiscal years ended October 31, 2000, 1999 and 1998, the Advisor earned fees pursuant to the Administration Agreement from the Fund (formerly the Institutional Growth Fund) of $396,086, $322,505 and $255,010, respectively. However, the Advisor has agreed to limit the aggregate expenses of the Fund (including expenses allocated from the Portfolio) to 1.25% of its average daily net assets. As a result, the Advisor waived a portion of its fee due from the Fund that exceeded these expense limits in the amounts of $198,209, $184,616 and $178,773 during the fiscal years ended October 31, 2000, 1999 and 1998, respectively.

     The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund or the Portfolio if, within three subsequent years, the Fund's expenses are less than the limit agreed to by the Advisor.

THE ADMINISTRATOR

     The Fund and the Portfolio pays a monthly administration fee to Investment Company Administration, LLC for managing some of their business affairs. The Portfolio pays an annual administration fee of 0.10% of its average net assets, subject to an annual minimum of $45,000. The Fund pays an annual fee of $15,000.

     During each of the three years ended October 31, 2000, 1999 and 1998, the Fund paid the Administrator fees in the amount of $15,000.

     During the fiscal years ended October 31, 2000, 1999 and 1998, the Portfolio paid the Administrator fees in the amounts of $208,403, $167,136 and $130,737, respectively.

THE DISTRIBUTOR

     First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, is the Trust's principal underwriter.

                             CUSTODIAN AND AUDITORS

     The Trust's custodian, Provident National Bank, 200 Stevens Drive, Lester, PA 19113 is responsible for holding the Fund's assets. Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, DE 19809, acts as the Fund's transfer agent; its mailing address is P.O. Box 8943, Wilmington, DE 19899. The Trust's independent accountants, PricewaterhouseCoopers LLP, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolio by placing purchase and sale orders for the Portfolio, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory
Agreement to consider whether the broker provides research or statistical information to the Portfolio and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolio or the Fund.

     The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     During the fiscal year ended October 31, 2000, the Portfolio paid $338,144 in brokerage commissions, of which $11,375 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1999, the Portfolio paid $214,042 in brokerage commissions, of which $17,604 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1998, the Portfolio paid $165,841, of which $1,050 was paid to brokers who furnished research services.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolio in the valuation of the Portfolio's investments. The research which the Advisor receives for the Portfolio's brokerage commissions, whether or not useful to the Portfolio, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions may be useful to the Portfolio.

     The debt securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolio directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                               PORTFOLIO TURNOVER

     Although the Portfolio generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." The Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2000 and 1999 was 148.85% and 80.34%, respectively. The Portfolio experienced a higher rate of portfolio turnover in 2000 than expected. This was not the result of a change in investment philosophy by PIC. Rather, it was caused by increased market volatility, unprecedented levels of industry change, changing sector performance and changes to the composition of the Portfolio's benchmark.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of the Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading.

The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). The Trust has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                 NET ASSET VALUE

     The net asset value of the Portfolio's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day. The Portfolio's net asset value is calculated separately.

     The net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio outstanding at such time.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined prusuant to procedures adopted by the Board of Trustees.

                                    TAXATION

PORTFOLIO'S TAX STATUS

     The Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation under the Code. Accordingly, any interest, dividends and gains or losses of the Portfolio will be deemed to have been "passed through" to the Fund and the other investors in the Portfolio in proportion to their respective interests in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

FUND'S TAX STATUS

     The Fund is treated as a separate entity under the Code and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have paid by the Fund and received by the shareholders on the record if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

SPECIAL TAX CONSIDERATIONS

     Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, the

Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Many of the futures and forward contracts used by the Portfolio are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Portfolio at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in futures and forward contracts undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Portfolio and taxed as ordinary income when distributed to shareholders of the Fund. The Portfolio may make certain elections available under the Code which are applicable to straddles. If the Portfolio makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Portfolio will be able to engage in transactions in futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Fund's average annual total return for the periods ending October 31, 2000 are as follows*:

One Year                 11.21%
Five Years               20.24%
Since Inception**        16.43%

-------
* Certain fees and expenses of the Fund have been reimbursed from inception through October 31, 2000. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.
**   The inception date for the Fund was July 31, 1992.

YIELD

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                       --
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends and; d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

     The Fund is a diversified trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created eleven series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to the Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of the Fund.

     The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule

18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

     The Boards of the Trust, the Portfolio, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolio.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Fund for the fiscal year ended October 31, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP: CORPORATE BOND RATINGS

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                              PIC INVESTMENT TRUST

                          PROVIDENT INVESTMENT COUNSEL
                             SMALL CAP GROWTH FUND I

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2001

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated February 28, 2001, as may be amended, of the Provident Investment Counsel Small Cap Growth Fund I, a series of PIC Investment Trust (the "Trust"). The Provident Investment Counsel Small Cap Growth Fund I (the "Fund") invests in the PIC Small Cap Portfolio (the "Portfolio").

Provident Investment Counsel (the "Advisor") is the Advisor to the Portfolio. A copy of the Fund's prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

                                TABLE OF CONTENTS

Investment Objective and Policies .......................................   B-2
Investment Restrictions .................................................   B-9
Management ..............................................................   B-10
Custodian and Auditors ..................................................   B-15
Portfolio Transactions and Brokerage ....................................   B-15
Portfolio Turnover ......................................................   B-16
Additional Purchase and Redemption Information ..........................   B-16
Net Asset Value .........................................................   B-17
Taxation ................................................................   B-17
Dividends and Distributions .............................................   B-19
Performance Information .................................................   B-20
General Information .....................................................   B-22
Financial Statements ....................................................   B-23
Appendix ................................................................   B-24

                        INVESTMENT OBJECTIVE AND POLICIES

     INTRODUCTION. The investment objective of the Fund is to provide capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund will attempt to achieve its objective by investing all of its assets in shares of the Portfolio. The Portfolio is a diversified open-end management investment company having the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and the Portfolio's investment objective cannot be changed without shareholder approval.

     In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio may sell their shares to the public at prices different from those of the Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in the Portfolio. Information concerning other holders of interests in the Portfolio is available by calling
(800) 618-7643.

     The Trustees of the Trust believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. The Fund's investment in the Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

     Whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

SECURITIES AND INVESTMENT PRACTICES

     The discussion below supplements information contained in the prospectus as to policies of the Fund and the Portfolio. Because the investment characteristics of the Fund will correspond directly to those of the Portfolio, the discussion refers to those investments and techniques employed by the Portfolio. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goals.

     EQUITY SECURITIES. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     SHORT-TERM INVESTMENTS. Short-Term Investments are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Rating Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund or the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund and the Portfolio intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund and the Portfolio intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

     OPTIONS ACTIVITIES. The Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When the Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     The Portfolio may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

     The Portfolio also may write and purchase put options ("puts"). When the Portfolio writes a put, it gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When the Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     The Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     FUTURES CONTRACTS. The Portfolio may buy and sell stock index futures contracts. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract may be used as a hedge by the Portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     The Portfolio will not purchase or sell futures contracts, as a result, the amount of margin deposit on the Portfolio's futures positions would exceed 5% of the market value of the Portfolio's net assets.

     FOREIGN SECURITIES. The Portfolio may invest in foreign issuers in foreign markets. In addition, the Portfolio may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. The Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depositary Receipts which are listed on a national securities exchange or included in the NASDAQ system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward contracts with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the
Portfolio to sustain losses on these contracts and transaction costs. The Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     LENDING FUND SECURITIES. The Board of Trustees of the Portfolio has approved securities lending by the Portfolio, subject to shareholder approval. The Portfolio has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Portfolio. Subject to such shareholder approval, to increase its income, the Portfolio may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. During the time the Portfolio's portfolio securities are on loan, the borrower pays the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Portfolio will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially However, such securities lending will be made only when, in PIC's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Portfolio or the borrower.

     SEGREGATED ACCOUNTS. When the Portfolio writes an option, sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Portfolio's net asset value. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio will limit its investments in when-issued securities to less than 5% of its total assets. When the Portfolio purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Portfolio may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Portfolio's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States.

     Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

     DEBT SECURITIES AND RATINGS. Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Fund) and the Portfolio have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund or the Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund or the Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio. Except with respect to borrowing, changes in values of assets of the Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund or Portfolio at the time it purchases any security.

     As a matter of fundamental policy, the Portfolio is diversified; i.e., at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Portfolio's total assets and no more than 10% of the issuer's outstanding voting securities. The Fund invests all of its assets in shares of the Portfolio. The Fund's and the Portfolio's investment objective is fundamental.

     In addition, the Fund or Portfolio may not:

     1. Issue senior securities, borrow money or pledge its assets, except that the Fund or the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Make short sales of securities or maintain a short position;

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     4. Write put or call options, except that the Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

     5. Act as underwriter (except to the extent the Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund may invest more than 25% of its assets in shares of the Portfolio;

     7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     8. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts;

     9. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

     10. Make loans (other than purchases of debt securities consistent with the investment policies of the Fund and the Portfolio and repurchase agreements); or

     11. Make investments for the purpose of exercising control or management.

     The Portfolio observes the following restrictions as a matter of operating but not fundamental policy. The Portfolio may not:

     1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

     2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

     3. The Board of Trustees of the Portfolio has adopted the following restriction which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of its total assets.

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. Likewise, the Portfolio has a Board of Trustees which has comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolio are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The following table lists the Trustees and officers of the Trust, their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

                                   Positions(s)
                                    Held With
Name, Address and Age               the Trust                 Principal Occupation(s) During Page 5 Years
---------------------               ---------                 -------------------------------------------
Thomas M. Mitchell* (age 56)        Trustee and        Managing  Director of the Advisor since May 1995;  Executive
300 North Lake Avenue               President          Vice President of the Advisor from May 1983 to May 1999.
Pasadena, CA 91101

Jettie M. Edwards (age 54)          Trustee            Consulting principal of Syrus Associates  (consulting firm);
76 Seaview Drive                                       Director of the PBHG Funds, Inc.; Director of PBHG Insurance
Santa Barbara, CA 93108                                Series Fund, Inc.; Trustee of EQ Advisors Trust.

Richard N. Frank (age 76)           Trustee            Chief   Executive   Officer,   Lawry's   Restaurants,   Inc.
234 E. Colorado Blvd.                                  (restaurant company);  formerly,  Chairman of Lawry's Foods,
Pasadena, CA 91101                                     Inc. (restaurants and food seasoning).

James Clayburn LaForce (age 76)     Trustee            Dean  Emeritus,   John  E.  Anderson   Graduate   School  of
P.O. Box 1585                                          Management,  University of California, Los Angeles; Director
Pauma Valley, CA 95061                                 of The  BlackRock  Funds and  Trustee  of The Payden & Rygel
                                                       Investment   Trust   and   Trust  of   Investment   Managers
                                                       (registered investment companies; Director of the Timken Co.
                                                       (bearings  and alloy  steel  manufacturing  firm) and Jacobs
                                                       Engineering Group (engineering firm).

Angelo R. Mozilo (age 61)           Trustee            Chairman, CEO and President of Countrywide Credit Industries
155 N. Lake Avenue                                     (mortgage banking)
Pasadena, CA 911101

Wayne H. Smith (age 58)             Trustee            Vice President and Treasurer of Avery  Dennison  Corporation
150 N. Orange Grove Blvd.                              (pressure    sensitive    material   and   office   products
Pasadena, CA 91103                                     manufacturer).

Thomas J. Condon* (age 61)          Trustee            Managing Director of the Advisor.
300 North Lake Avenue
Pasadena, CA 91101

Aaron W.L. Eubanks, Sr. (age 37)    Vice President     Chief  Operating  Officer of the Advisor  since August 1999;
300 North Lake Avenue                                  and  Secretary  formerly,  Director  of  Operations  of  the
Pasadena CA 911101                                     Advisor.

William T. Warnick (age 31)         Vice President
300 North Lake Avenue                                  Chief  Financial  Officer of the Advisor  since August 1999;
Pasadena, CA 91101                                     and Treasurer formerly Controller of the Advisor.

----------
* denotes Trustees who are "interested persons" of the Trust or Portfolios under the 1940 Act.

     The officers and Trustees of the Trust, as listed above, hold the same positions with the Portfolio.

     The following compensation was paid to each of the following Trustees for the fiscal year ended October 31, 2000. No other compensation or retirement benefits were received by any Trustee or officer from the Trust or other registered investment company in the "Fund Complex."

                                                                                Deferred
                                                               Deferred       Compensation          Total
                                                             Compensation      Accrued as       Compensation
                          Aggregate         Aggregate      Accrued as Part       Part of       From Trust and
                         Compensation      Compensation        of Trust        Portfolios      Portfolios paid
Name of Trustee           from Trust     from Portfolios       Expenses         Expenses         to Trustee
---------------           ----------     ---------------       --------         --------         ----------
Jettie M. Edwards          $12,000           $12,000           $   -0-           $   -0-           $24,000
Wayne H. Smith             $ 5,500           $ 5,500           $ 6,000           $ 6,000           $23,000
Richard N. Frank           $   -0-           $   -0-           $12,000           $12,000           $24,000
James Clayburn LaForce     $ 9,000           $ 9,000           $ 3,000           $ 3,000           $24,000
Angelo R. Mozilo           $   -0-           $   -0-           $11,500           $11,500           $23,000

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Fund as of January 31, 2001:

HSBC Bank USA Trustee - 18.59%
Buffalo, NY 14240

State Street Bank and Trust Company, Trst - 26.85%
Westwood, MA 02090

Summit Bank Trustee - 15.29%
Hackensack, NJ 07602

State Street Bank and Trust Company, Trst - 14.46%
Westwood, MA 02090

     As of January 31, 2001, shares of the Fund owned by the Trustees and officers as a group were less than 1%.

THE ADVISOR

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolio. Subject to the supervision of the Board of Trustees of the Portfolio, investment management and services will be provided to the Portfolio by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Portfolio and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolio and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses;
(vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolio and the legal obligations with respect to which the Trust or the Portfolio may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual, plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into a new Advisory Agreement having the same terms as the previous Advisory Agreement with the Portfolio. The term "Advisor" also refers to the Advisor's predecessor.

     For its services, the Advisor receives a fee from the Portfolio at an annual rate of 0.80% of its average net assets. For the fiscal year ended October 31, 2000, the Portfolio paid the Advisor fees of $2,771,902. For the fiscal year ended October 31, 1999, the Portfolio paid the Advisor fees of $1,789,614, net of a waiver of $3,878. During the fiscal year ended October 31, 1998, the Advisor earned fees pursuant to the Advisory Agreement in the amount of $1,418,731. However, the Advisor has voluntarily agreed to limit the aggregate expenses of the Portfolio to 1.00% of its average net assets. As a result, the Advisor paid expenses of the Portfolio that exceeded these expense limits in the amount of $24,020 during the fiscal year ended October 31, 1998.

     Under the Advisory Agreement, the Advisor will not be liable to the Portfolio for any error of judgment by the Advisor or any loss sustained by the Portfolio except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreement will remain in effect for two years from its execution. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the

Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Portfolio. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to an Administration Agreement, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of the Fund. During the fiscal years ended October 31, 2000, 1999 and 1998, the Advisor earned fees pursuant to the Administration Agreement from the Fund in the amounts of $568,904, $386,716 and $278,287, respectively. However, the Advisor has agreed to limit the aggregate expenses of the Fund (including expenses allocated to the Portfolio) to 1.00% of its average daily net assets. As a result, for the fiscal years ended October 31, 2000, 1999 and 1998, the Advisor waived all of its fees and reimbursed certain expenses of the Fund (including expenses allocated from the Portfolio) in the amounts of $150,066, $142,279 and $75,766, respectively.

     The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund or the Portfolio if, within three subsequent years, the Fund's expenses are less than the limit agreed to by the Advisor. For the fiscal year ended October 31, 2000, the Advisor recouped $32,371 in expenses from the Portfolio.

THE ADMINISTRATOR

     The Fund and the Portfolio each pay a monthly administration fee to Investment Company Administration, LLC for managing some of their business affairs.

     During each of the three years ended October 31, 2000, 1999 and 1998, the Fund paid the Administrator fees in the amount of $10,000.

     During the fiscal years ended October 31, 2000, 1999 and 1998, the Portfolio paid the Administrator fees in the amounts of $346,488, $224,187 and $177,341, respectively.

THE DISTRIBUTOR

     First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, is the Trust's principal underwriter.

                             CUSTODIAN AND AUDITORS

     The Trust's custodian, Provident National Bank, 200 Stevens Drive, Lester, PA 19113 is responsible for holding the Fund's assets. Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, DE 19809, acts as the Fund's transfer agent; its mailing address is P.O. Box 8943, Wilmington, DE 19899. The Trust's independent accountants, PricewaterhouseCoopers LLP, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolio by placing purchase and sale orders for the Portfolio, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory
Agreement to consider whether the broker provides research or statistical information to the Portfolio and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolio or the Fund.

     The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     During the fiscal year ended October 31, 2000, the Portfolio paid $368,155 in brokerage commissions, of which $41,358 was paid to brokers who furnished research services. During the fiscal year ended December 31, 1999, the Portfolio paid $341,189 in brokerage commissions, of which $25,493 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1998, the Portfolio paid $208,083 in brokerage commissions, of which $9,449 was to brokers who furnished research services.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolio in the valuation of its investments. The research which the Advisor receives for the Portfolio's brokerage commissions, whether or not useful to the Portfolio, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions may be useful to the Portfolio.

     The debt securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolio directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                               PORTFOLIO TURNOVER

     Although the Portfolio generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." The Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2000 and 1999 was 143.39% and 133.24%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of the Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). The Trust has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                 NET ASSET VALUE

     The net asset value of the Portfolio's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day.

     The net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio outstanding at such time.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

                                    TAXATION

PORTFOLIO'S TAX STATUS

     The Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation under the Code. Accordingly, any interest, dividends and gains or losses of the Portfolio will be deemed to have been "passed through" to the Fund and the other investors in the Portfolio in proportion to their respective interests in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

FUND'S TAX STATUS

     The Fund is treated as a separate entity under the Code and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have paid by the Fund and received by the shareholders on the record if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

SPECIAL TAX CONSIDERATIONS

     Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forward contracts used by the Portfolio are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Portfolio at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Portfolio and taxed as ordinary income when distributed to shareholders of the Fund. The Portfolio may make certain elections available under the Code which are applicable to straddles. If the Portfolio makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Portfolio will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Fund's average annual total return for the periods ending October 31, 2000 are as follows*:

One Year                   42.29%
Five Years                 19.36%
Since Inception            19.45%
 (September 30, 1993)

-------
* Certain fees and expenses of the Fund have been reimbursed from inception through October 31, 2000. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

YIELD

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                       --
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

     The Trust is a diversified trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created twelve series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to the Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

     The Boards of the Trust, the Portfolio, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolio.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Fund for the fiscal year ended October 31, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP: CORPORATE BOND RATINGS

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.